                                                                   Exhibit 10.29





                             OFFICE LEASE AGREEMENT


                                    Between


                             DUGAN/OFFICE, L.L.C.,
                      an Indiana limited liability company

                                  ("Landlord")


                                      and


                                 dotspot, inc.
                             a Delaware corporation


                                   ("Tenant")


                              Date: April 17, 2000

                               OFFICE LEASE INDEX
                               ------------------

     ARTICLE 1 - LEASE OF PREMISES                                    1
        SECTION 1.0 1. BASIC LEASE PROVISIONS AND DEFINITIONS         1
        SECTION 1.02. LEASE OF PREMISES                               2

     ARTICLE 2 - TERM AND POSSESSION                                  2
        SECTION 2.01. TERM                                            2
        SECTION 2.02. CONSTRUCTION OF TENANT FINISH IMPROVEMENTS AND
                      POSSESSION                                      3
        SECTION 2.03. SURRENDER OF THE PREMISES                       3
        SECTION 2.04. HOLDING OVER                                    3

     ARTICLE 3 - RENT                                                 4
        SECTION 3.01. BASE RENT                                       4
        SECTION 3.02. ANNUAL RENTAL ADJUSTMENT DEFINITIONS            4
        SECTION 3.03. PAYMENT OF ADDITIONAL RENT                      5
        SECTION 3.04. LATE CHARGES                                    6

     ARTICLE 4 - SECURITY DEPOSIT                                     6

     ARTICLE 5 - OCCUPANCY AND USE                                    6
        SECTION 5.01. USE                                             6
        SECTION 5.02. COVENANTS OF TENANT REGARDING USE               7
        SECTION 5.03. LANDLORD's RIGHTS REGARDING USE                 7

     ARTICLE 6 - UTILITIES AND OTHER BUILDING SERVICES                7
        SECTION 6.01. SERVICES TO BE PROVIDED                         7
        SECTION 6.02. ADDITIONAL SERVICES                             8
        SECTION 6.03. INTERRUPTION OF SERVICES                        9

     ARTICLE 7 - REPAIRS, MAINTENANCE AND ALTERATIONS                 9
        SECTION 7.02. REPAIR AND MAINTENANCE OF BUILDING              9
        SECTION 7.02. REPAIR AND MAINTENANCE OF LEASED PREMISES       9
        SECTION 7.03. ALTERATIONS                                     9

     ARTICLE 8- CASUALTY                                              10
        SECTION 8.01. CASUALTY                                        10
        SECTION 8.02. ALL RISK INSURANCE COVERAGE                     10

     ARTICLE 9 - LIABILITY INSURANCE                                  10
        SECTION 9.01. TENANT'S RESPONSIBILITY                         10
        SECTION 9.02. TENANT'S INSURANCE                              11
        SECTION 9.03. LANDLORD's RESPONSIBILITY                       11

     ARTICLE 10 - EMINENT DOMAIN                                      11

     ARTICLE 11 - ASSIGNMENT AND SUBLEASE                             12

     ARTICLE 12 - TRANSFERS BY LANDLORD                               13

        SECTION 12.01. SALE OF THE BUILDING                           13
        SECTION 12.02. SUBORDINATION AND ESTOPPEL CERTIFICATE         13

     ARTICLE 13 - DEFAULT AND REMEDY                                  13
        SECTION 13.01. DEFAULT                                        13
        SECTION 13.02. REMEDIES                                       14
        SECTION 13.03. LANDLORD'S DEFAULT AND TENANT'S REMEDIES       15
        SECTION 13.04. LIMITATION OF LANDLORD'S LIABILITY             15
        SECTION 13.05. NONWAIVER OF DEFAULTS                          15
        SECTION 13.06. ATTORNEYS' FEES                                15

     ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT                 15

     ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING ENVIRONMENTAL
                  LAWS AND HAZARDOUS SUBSTANCES                       15
        SECTION 15.01. ENVIRONMENTAL DEFINITIONS                      15
        SECTION 15.02. COMPLIANCE                                     16
        SECTION 15.03. RESTRICTIONS ON TENANT                         16
        SECTION 15.04. NOTICES, AFFIDAVITS, ETC                       16
        SECTION 15.05. LANDLORD'S RIGHTS                              16
        SECTION 15.06. TENANT'S INDEMNIFICATION                       16

        SECTION 15.07. EXISTING CONDITIONS                            16
        SECTION 15.08. LANDLORD's REPRESENTATION AND INDEMNIFICATION  16

     ARTICLE 16 - MISCELLANEOUS                                       17
        SECTION 16.01. BENEFIT OF LANDLORD AND TENANT                 17
        SECTION 16.02. GOVERNING LAW                                  17
        SECTION 16.03. GUARANTY                                       17
        SECTION 16.04. FORCE MAJEURE                                  17
        SECTION 16.05. EXAMINATION OF LEASE                           17
        SECTION 16.06. INDEMNIFICATION FOR LEASING COMMISSIONS        17
        SECTION 16.07. NOTICES                                        17
        SECTION 16.08. PARTIAL INVALIDITY; COMPLETE AGREEMENT         17
        SECTION 16.09. FINANCIAL STATEMENTS                           17
        SECTION 16.10. REPRESENTATIONS AND WARRANTIES                 17
        SECTION 16.11. RIGHT OF FIRST REFUSAL TO 6 th FLOOR           18
        SECTION 16.12. RIGHT OF SECOND REFUSAL - 5 th FLOOR           18
        SECTION 16.13. OPTION TO EXTEND                               19
        SECTION 16.14. OPTION TO TERMINATE                            19
        SECTION 16.15. OPTION TO EXPAND                               19
        SECTION 16.16. STORAGE SPACE                                  20
        SECTION 16.17. PARKING                                        20
        SECTION 16.18. SIGNAGE                                        20
        SECTION 16.19. CENTRAL PARK OF LISLE PHASE III                21
        SECTION 16.20. SATELLITE DISH                                 21
        SECTION 16.21. COMPETITORS OF TENANT                          22

EXHIBITS

        Exhibit A -   Leased Premises
        Exhibit A - 1 5th Floor Refusal Space
        Exhibit B -   Improvements to the Leased Premises
        Exhibit B - 1 Construction Drawings
        Exhibit C -   Rules and Regulations
        Exhibit D -   Letter of Credit
        Exhibit E -   Subordination, Non-Disturbance and Attornment Agreement
        Exhibit F -   Cleaning specifications
        Exhibit G -   List of Competitors

PHG/JDH/ta/kh/mm
04/17/00

                                  OFFICE LEASE

ARTICLE 1 - LEASE OF PREMISES
- -----------------------------

     THIS LEASE is made this 17th day of 2000, by and between DUGAN/OFFICE, L.L.C., an Indiana limited liability company ("Landlord") and dotspot, inc., a Delaware corporation ("Tenant").

Section 1.01. Basic Lease Provisions and Definitions.
- -----------------------------------------------------

A. Leased Premises (shown outlined on Exhibit A attached hereto): Suites: 700 and 800; Floors: 7th and 8th; Building Address: 3333 Warrenville Road, Lisle, IL 60532 ("Building"), located in Central Park of Lisle (the "Park"), Phase 11;

B. Rentable Area: approximately 76,136 rentable square feet; The above square footage shall be deemed correct for all purposes as to the Rentable
     Area of the Leased Premises originally demised hereunder and the rentable area of the Building. Any future space leased by Tenant within the Park pursuant to the terms hereof, shall be measured using ANSI/BOMA Z 65.1 1996 standards.

C.   Building Expense Percentage: 25.11%;

D.   Minimum Annual Rent:

        Year 1  $1,446,584.04
        Year 2  $1,489,981.56
        Year 3  $1,534,901.76
        Year 4  $1,580,583.36
        Year 5  $1,627,787.64
        Year 6  $1,676,514.72
        Year 7  $1,726,764.48
        Year 8  $1,778,536.92
        Year 9  $1,831,832.16
        Year 10 $1,886,650.08

E.   Monthly Rental Installments:

        Months 1 - 12   $ 120,548.67 per month
        Months 13 - 24  $ 124,165,13 per month
        Months 25 - 36  $ 127,908.48 per month
        Months 37 - 48  $ 131,715.28 per month
        Months 49 - 60  $ 135,648.97 per month
        Months 61 - 72  $ 139,709,56 per month
        Months 73 - 84  $ 143,897.04 per month
        Months 85 - 96  $ 148,211.41 per month
        Months 97 - 108 $ 152,652.68 per month
        Months 109 - 120  $ 157,220.84 per month

F.   Term: Ten (10) years;

G.   Target Commencement Date: July 15, 2000;

H.   Security Deposit: $2,000,000.00 Letter of Credit;

I. Brokers: Duke Realty Services Limited Partnership representing Landlord and Colliers, Bennett & Kahnweiler representing Tenant;

J. Permitted Use: General office and/or professional business purposes for itself and its sponsored companies and ancillary uses;

K.   Construction Documents Approval Date: March 28, 2000, (See Exhibit B);

Addresses for payments and notices as follows:

Landlord:       Dugan/Office, L.L.C.
                c/o Duke Realty Services Limited Partnership
                4225 Naperville Road, Suite 150
                Lisle, IL 60532

With Rental
Payments to-.   Duke Realty Services Limited Partnership
                P.O. Box 73624
                Chicago, IL 60673-7624

Tenant:         dotspot, inc.
                3333 Warrenville Road, Suite 800
                Lisle, IL 60532

With a copy to: Ray & Glick, Ltd.

                611 S. Milwaukee Avenue
                Libertyville, IL 60048
                Attn: Sidney Glick/Steven Marcus

M.   Guarantor: divine interVentures, inc., a Delaware corporation

N.   Landlord's Share of Operating Expenses: N/A.

Section 1.02. Lease of Premises.
- --------------------------------

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord under the terms and conditions herein the Leased Premises.

ARTICLE 2 - TERM AND POSSESSION
- -------------------------------

Section 2.01. Term.
- -------------------

The term of this Lease shall be the period of time specified in Item F of the Basic Lease Provisions ("Lease Term") and shall commence on (i) the Target Commencement Date; (ii) such earlier or later date oil which Landlord has Substantially Completed, as defined in Exhibit B, those tenant finish improvements as outlined in Exhibit B attached hereto, subject to force majeure events and Tenant Delays (as defined in Exhibit B), or (iii) upon such earlier date as Tenant takes possession or commences use of the Leased Premises for business purposes. Landlord hereby agrees to give Tenant three (3) weeks prior written notice of the date the tenant finish improvements in the Leased Premises will be Substantially Completed if such date will be prior to the Target Commencement Date. The date of commencement as defined above, hereinafter called the "Commencement Date" and the "Expiration Date" shall be confirmed by Tenant in a letter of understanding acknowledging (i) the Commencement Date of this Lease, and (ii) that Tenant has accepted the Leased Premises. Notwithstanding anything contained herein to the contrary, if Landlord fails to deliver the Leased Premises to Tenant on or before August 1, 2000, subject to Tenant Delays, force majeure and punchlist items, then Landlord shall provide Tenant with one (1) days' Minimum Annual Rental abatement for each day of delay after August 1, 2000. If Landlord fails to deliver the Leased Premises to Tenant on or before January 1, 2001, subject to Tenant Delays, force majeure and punchlist items, Tenant may terminate this Lease by giving Landlord written notice oil or before January 10, 2001 at which point this Lease shall be null and void and neither party shall have any obligation to the other as to matters accruing after January 10, 2001. If Landlord fails to deliver the Leased Premises to Tenant on or before April 1, 2001, subject to Tenant Delays, Tenant may terminate this Lease by giving Landlord written notice on or before April 10, 2001, at which point this Lease shall be null and void and neither party shall have any obligations to the other as to matters accruing after April 10, 2001, Failure of Tenant to timely exercise its right hereunder shall be deemed a waiver of its right to terminate under this section. If Tenant occupies the Leased Premises for business purposes, Tenant shall be deemed to have accepted the Leased Premises and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects, subject to the punchlist items which Landlord shall complete within thirty (30) days of receipt of such punchlist, unless completion reasonably will require in excess of thirty (30) days, in which case Landlord shall commence the work within said thirty (30) days and diligently pursue same to completion.

Section 2.02. Construction of Tenant Finish Improvements and Possession.
- ------------------------------------------------------------------------

Tenant has personally inspected the Leased Premises and accepts the same "AS IS" without representation or warranty by Landlord of any kind, except as expressly set forth herein, and with the understanding that Landlord shall have no responsibility except to perform and complete the work on the tenant finish improvements as per Tenant's plans and specifications which have been mutually agreed upon by both Landlord and Tenant and attached hereto as Exhibit B-1. Upon written notice from Landlord, Tenant shall have the right and privilege of going onto the Leased Premises to complete interior decoration work and to prepare the Leased Premises for its occupancy, provided, however, that its schedule in so doing shall be communicated to Landlord and the reasonable approval of Landlord secured so as not to interfere with other work of Landlord being carried on at the time; and provided further that Landlord shall have no responsibility or liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment or any other materials installed or left in the Leased Premises, Tenant agrees that all work on the initial and any subsequent tenant finish improvements shall be performed by Duke Construction Limited Partnership or a subsidiary or affiliate of Landlord which shall receive a seven percent (7%) fee as either Landlord's construction manager or general contractor (but Landlord shall not be entitled to a fee for both a construction manager and a general contractor). Landlord shall not be entitled to receive such fee on any of Tenant's moving expenses or any architectural allowance. Notwithstanding anything contained herein or Exhibit B to the contrary, Tenant hereby agrees to pay for all tenant finish improvements constructed within the Leased Premises and all commissions payable to the Brokers listed in Section 1.0 1 (1) (excluding any commission due to Duke Realty Services Limited Partnership) of the Lease until such time as Guarantor completes its initial public offering. Tenant shall make such payment to Landlord within thirty (30) days of receipt of Landlord's invoice for such expenses, Tenant's failure to timely make such payments shall be a Default hereunder, and Landlord may immediately cease all construction on the tenant finish improvements until it receives such payment and any delay in Substantial Completion resulting therefrom shall be deemed Tenant Delays. After Guarantor completes its public offering as set forth above, Landlord hereby agrees to reimburse Tenant for all costs which would otherwise have been Landlord's expense pursuant to the terms of the Lease and which have theretofore been paid by Tenant to Landlord pursuant to the provisions set forth in the foregoing three sentences, If Landlord fails to so reimburse such amount within thirty (30) days of receipt of Tenant's written demand therefore, Tenant may off-set such amount from the Monthly Rental Installments due hereunder.

Section 2.03, Surrender of the Premises.
- ----------------------------------------

Upon the expiration or earlier termination of this Lease, Tenant shall I immediately surrender the Leased Premises to Landlord in broom-clean condition and in good order, condition and repair, ordinary wear and tear and casualty loss excepted. Tenant shall remove its personal property, computer equipment, wiring and cabling (including above ceiling, but only if Tenant exercises its Option to Terminate pursuant to Section 16.13 hereof) in the Leased Premises, at its sole cost and expense. Tenant shall, at its expense, promptly repair any damage caused by any such removal (including above ceiling, but only if Tenant exercises its Option to Terminate pursuant to Section 16.13 hereof), and shall restore the Leased Premises to the condition existing prior to the installation of the items so removed. All Tenant property, excluding any initial tenant finish improvements, but including all wiring and cabling, which is not removed within ten (10) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned and Landlord shall be entitled to dispose of such property at Tenant's cost without incurring any liability to Tenant. The provisions of this section shall survive the expiration or other termination of this Lease.

Section 2.04. Holding Over.
- ---------------------------

If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month to month at one hundred and fifty percent (150%) of the Monthly Rental Installment and Annual Rental Adjustment for the Leased Premises in effect upon the date of such expiration or earlier termination, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days' prior written notice from Landlord to vacate, This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event.

ARTICLE 3 - RENT
- ----------------

Section 3.01. Base Rent.
- ------------------------

Tenant shall pay to Landlord the Minimum Annual Rent and the Monthly Rental Installments in advance, without deduction or offset (except as otherwise expressly set forth herein or as permitted to Tenant at law or in equity) on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installments for partial calendar months shall be prorated.

Section 3.02. Annual Rental Adjustment Definitions.
- ---------------------------------------------------

A. "Annual Rental Adjustment" - shall mean the amount of Tenant's Proportionate Share of Operating Expenses for a particular calendar year.

B. "Operating Expenses" - shall mean the amount of all of Landlord's costs and expenses paid or incurred in operating, repairing, replacing and maintaining the Building (including the Common Areas as defined below) in good condition and repair for a particular calendar year, including all additional costs and expenses which Landlord reasonably determines that it would have paid or incurred during such year if the Building had been fully occupied (except for expenses which do not vary with occupancy), including by way of illustration and not limitation: all Real Estate Taxes, as hereinafter defined, insurance premiums and deductibles, water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant as provided in this Lease; service and other charges incurred in the repair, replacement, operation and maintenance of the elevators and the heating, ventilation and air-conditioning system; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; security services; license, permit and inspection fees; management fees (which shall be three percent (3%) of gross revenue for the Building) or administrative fees; supplies, costs, wages and related employee benefits payable for the management, maintenance and operation of the Building; maintenance, repair and replacement of the driveways, parking and sidewalk areas (including snow and ice removal), landscaped areas, and lighting; maintenance and repair costs, dues, fees and assessments incurred under any covenants or owners association (the "Covenants", none of which exist as of the date hereof); and the Operating Expenses (excluding any utility expenses or janitorial services) attributable to any amenity, including but not limited to a cafeteria/catering service or a health club facility located in any building within the Park which is provided by Landlord, through vendors or operators selected by Landlord, for the benefit of all tenants within the Park including Tenant (the "Amenities"). In the event that Landlord reduces the amount of Operating Expenses attributable to the Amenities that it passes through as Operating Expenses to another tenant of the Building, Tenant shall likewise get the same reduction in the Operating Expenses passed through to Tenant. The cost of any capital improvement shall be amortized over the useful life of such improvement in accordance with GAAP, and only the amortized portion shall be included in operating expenses. Operating Expenses shall only include the cost of any capital improvements made to the Building by Landlord after the date of this Lease which (i) are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, or (ii) which produce a reduction in Operating Expenses.

Notwithstanding anything contained herein to the contrary, in no event shall Operating Expenses include:

     1 Costs of initial improvements to, or alterations of, any tenant's premises;

     2. Principal and interest payments on loans secured by mortgages or trust deeds on the Building and/or the land and ground lease payments, if any, and principal and interest on loans obtained to pay taxes or Operating Expenses or any fees or expenses of obtaining. maintaining, or replacing such leases or loans;

     3. Any expenses for which Landlord is compensated through proceeds of insurance;

     4. Costs of repairs, alterations or replacements caused by the exercise of the rights of eminent domain;

     5. The cost of any special services rendered or costs reimbursed to a tenant which are not generally reimbursed or rendered to other tenants in the Building;

     6. Allowances to tenants for construction of tenant improvements, space planner fees, real estate brokers' leasing commissions and expenses of any leasing office incurred with regard to leasing the Building, or portions thereof (including the Leased Premises);

     7. Legal fees and other costs incurred in the negotiation of leases in the Building (including this Lease) or the enforcement of leases in the Building;

     8. Salaries and employment expenses of personnel above the level of the Building manager;

     9. Depreciation, amortization or other similar noncash accounting charges;

     10. Any cost or expense to the extent to which Landlord is paid or reimbursed by any person (other than from tenants paying their share of Operating Expenses);

     11. Costs, interests and penalties incurred by reason of the violation by Landlord of any laws or contractual obligations;

     12. Costs of electricity for separately metered to individual tenant spaces, whether occupied or vacant; and

     13. Costs of acquiring or leasing paintings or other objects of art for the Building.

     14.  Charitable contributions;

     15. All amounts paid to subcontractors or affiliates of Landlord for services that are in excess of competitive costs for such services; and

     16.  Capital improvements to the Building other than those listed above.

C. "Tenant's Proportionate Share of Operating Expense" shall be an amount equal to the product of Tenant's Building Expense Percentage times the Building Operating Expenses.

D. "Real Estate Taxes" - shall include any form of real estate tax or assessment (provided, however, as to such special assessments, only such portion of such special assessments shall be included within Real Estate Taxes as are payable over the longest legally available period of installments) or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or common areas (or against Landlord's business of leasing the Building) by any authority having the power to so charge or tax, together with costs and expenses of contesting the validity or amount of Real Estate Taxes, which at Landlord's option may be calculated as if such contesting work had been performed on a contingent fee basis (whether charged by Landlord's counsel or representative; provided, however, that said fees are reasonably comparable to the fees charged for similar services by others not affiliated with Landlord, but in no event shall said fees exceed thirty-three percent (33%) of the good faith estimated tax savings). Tenant shall have the right to require Landlord to contest the validity or amount of Real Estate Taxes.

E. "Common Areas" - shall mean the areas of the Building and the land which are designed for use ill common by all tenants of the Building and (heir respective employees, agents, customers, invitees and others, and includes, by way of illustration and not limitation, entrances and exits, hallways and stairwells, elevators, restrooms, sidewalks, driveways, parking areas, landscaped areas and other areas as may be designated by Landlord as part of the Common Areas of the Building. Tenant shall have the non-exclusive right, in common with others, to the use of the Common Areas.

Section 3.03. Payment of Additional Rent.
- -----------------------------------------

In addition to the Minimum Annual Rent specified in this Lease, Tenant shall pay to Landlord as "Additional Rent" for the Leased Premises, in each calendar year or partial calendar year, during the term of this Lease, an amount equal to the Annual Rental Adjustment for such calendar year or partial calendar year. The Annual Rental Adjustment shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant prior to the beginning of each calendar year. Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one twelfth (1/12) of the estimated Annual Rental Adjustment. If Real Estate Taxes or the cost of utility or janitorial services increase during a calendar year, Landlord may increase the estimated Annual Rental Adjustment during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase in the estimated Annual Rental Adjustment divided by the number of months remaining in such year. Within a reasonable time after the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing the actual Annual Rental Adjustment. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next rent payment or payments due from Tenant (or refund to Tenant if the term of this Lease has terminated or expired), as the case may be, the difference between the actual Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year.

If Tenant does not agree with Landlord's determination of the Operating Expenses, then Tenant shall have the right to inspect such of Landlord's books and records which contain the Operating Expense information, if written notice of the nature of such disagreement is given to Landlord not later than ninety
(90) days following receipt of such statement by Tenant. If the parties are unable to resolve such disagreement by good faith negotiation within thirty (30) days following Tenant's notice to Landlord, Tenant may, at Tenant's sole cost and expense, cause a qualified independent certified public accountant designated by Landlord from a list of not less than five (5) such accountants selected by Tenant (to be paid on an hourly and not a contingency fee basis) to audit Landlord's records with respect to the Operating Expenses. In the event the audit discloses (i) errors made during the prior calendar year which, when totaled, clearly indicate that the sum overcharged to and paid by Tenant, exceeds five percent (5%) of the annual Operating Expense amount, the audit shall be at the expense of Landlord, not to exceed Two Thousand Five Hundred Dollars ($2,500.00), or (ii) no errors or an error which equals or is less than five percent (5%) of the annual Operating Expense amount, the audit shall be at the expense of Tenant.

Section 3.04. Late Charges.
- ---------------------------

Landlord and Tenant acknowledge that they each shall incur certain additional unanticipated administrative and legal costs and expenses if either party fails to timely pay any payment required hereunder. Therefore, in addition to the other remedies available to Landlord or Tenant hereunder, if any payment required to be paid by Tenant or Landlord to the other party hereunder shall become overdue, such unpaid amount shall bear interest from the due date thereof to the date of payment at the prime rate (as defined by a bank or financial institution used by Landlord) of interest ("Prime Rate") plus four percent (4%) per annum. Notwithstanding the foregoing sentence, Landlord shall provide Tenant with a written courtesy notice of such default and Tenant shall have an additional ten (10) days to cure such default before Landlord imposes such late charge; provided, however, that Landlord shall not be required to give such courtesy notice more than one (1) time with respect to any particular default, nor more than two (2) times in any consecutive twelve (12) month period with respect to any payment defaults in the aggregate.

ARTICLE 4 - SECURITY DEPOSIT
- ----------------------------

Tenant shall, within ten (10) days of the date that the Guarantor goes public as provided in Section 2.02, provide to Landlord an irrevocable unconditional letter of credit in the form attached hereto as Exhibit E issued by a bank reasonably acceptable to Landlord. The letter of credit shall be in the amount of Two Million Dollars ($2,000,000.00) and shall constitute a "Security Deposit" for the full and faithful performance by Tenant of all of the terms, conditions and covenants contained in the Lease on the part of Tenant to be performed, including but not limited to the payment of rent. In the event of a default by Tenant in the payment of rent or performance or observance of any of the other monetary terms, conditions or covenants of this Lease beyond any applicable notice and cure period, Landlord may, at its option and after ten ( 10) days' notice to Tenant, draw upon the letter of credit and apply all or any part thereof to payment of rent or to cure any such default; and if Landlord does so, Tenant shall, upon request, deposit with Landlord the amount so applied so that Landlord will have on hand at all times during the Lease Term the full amount of the Security Deposit. The letter of credit shall be renewed on an annual basis. If Tenant has not renewed the letter of credit at least forty-five (45) days prior to the expiration date thereof, Landlord may after ten (10) days' notice to Tenant, draw upon the letter of credit if same is not renewed within said ten
(10) day period and hold the cash proceeds in lieu thereof. All sums held by Landlord pursuant to this Article 4 shall be without interest. The amount of the letter of credit shall reduce by Five Hundred Thousand Dollars ($500,000) on each anniversary of the Commencement Date.

ARTICLE 5 - OCCUPANCY AND USE
- -----------------------------

Section 5.01. Use.
- ------------------

The Leased Premises shall be used by Tenant for the Permitted Use and for no other purposes without the prior written consent of Landlord.

Section 5.02. Covenants of Tenant Regarding Use.
- ------------------------------------------------

Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) with respect to Tenant's conduct of its business from the Leased Premises, comply with the Covenants and all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of (excluding general office use), or any improvement or alteration made by and at the direction of Tenant to, the Leased Premises, (iii) comply with and obey all reasonable directions of Landlord, including the Building Rules and Regulations attached hereto as Exhibit C and as may be modified from time to time by Landlord on reasonable notice to Tenant; provided, however, that in the event of any inconsistencies between the Lease and the Building Rules and Regulations, the terms of the Lease shall prevail. Landlord hereby agrees to use commercially reasonable efforts to uniformly enforce the Building Rules and Regulations for all tenants in the Building. Other than with respect to the Permitted Use, Tenant shall not do or permit anything to be done in or about the Leased Premises by its agents, contractors, employees, customers or invitees which will in any material way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of the Building Rules and Regulations, but agrees to take reasonable measures to assure such other tenant's compliance, Tenant shall not use the Leased Premises, or allow the Leased Premises to be used by its agents, contractors, employees, customers or invitees, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord for any increase in premium charged.

Section 5.03. Landlord's Rights Regarding Use.
- ----------------------------------------------

In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the Common Areas, each of which may be exercised upon 24 hours advance notice to Tenant (except in an emergency when no notice shall be required): (a) Landlord may install such signs, advertisements or notices or tenant identification information on the directory board as it shall deem necessary or proper; (b) Landlord shall have the right at any time to control, change or otherwise alter the Common Areas in such manner as it deems reasonably necessary or proper provided that Tenant's access, visibility and parking area are not materially and adversely affected (provided, however, that nothing herein shall be deemed a restriction on Landlord's right to develop Phase 111, as defined in Section 16.18, as Landlord shall determine in its sole discretion); (c) Landlord, its employees and agents and any mortgagee of the Building shall have the right to enter any part of the Leased Premises at reasonable times for the purposes of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants and making such repairs, alterations or improvements to the Leased Premises or the Building as Landlord may deem necessary or desirable, Landlord shall make commercially reasonable efforts not to materially interfere with Tenant's use of the Leased Premises when exercising its rights under this
Section 5.03 Landlord shall incur no liability to Tenant for such entry (except to the extent arising directly from Landlord's negligence as set forth in and limited by Section 9.01 hereof or as a result of Landlord's breach of this Lease), nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

ARTICLE 6 - UTILITIES AND OTHER BUILDING SERVICES
- -------------------------------------------------

Section 6.0 1. Services to be Provided.
- ---------------------------------------

Landlord shall furnish to Tenant, except as noted below, the following utilities and other building services to the extent reasonably necessary for Tenant's comfortable use and occupancy of the Leased Premises for the Permitted Use and as may be required by law or directed by governmental authority:

(a) Heating, ventilation and air-conditioning ("HVAC") between the hours of 7:00 a.m. and 8:00 p.m. Monday through Friday and 8:00 a.m. to 6:00 p.m. on Saturday and 8:00 a.m. to 12:00 p.m. on Sunday of each week except on legal holidays (which shall include Thanksgiving, Christmas, New Year's Day, Memorial Day, 4th of July and Labor Day); Tenant hereby acknowledges that the above hours exceed the normal hours of operation in the Building by ten (10) hours per week and Tenant shall be billed separately for such excess hours at the then current rate and such excess HVAC costs shall be paid by Tenant as additional rent hereunder. The current rates will not exceed $66,00/hr. per floor of the Building. Landlord and Tenant hereby agree that said rate, and any changes thereto, shall be submitted to each parties engineer who shall mutually agree that said rate is commercially reasonable. Said rate will reflect Landlord actual costs in providing after-hours HVAC to the Leased Premises, including depreciation on the HVAC equipment. The HVAC design criteria for Central Park of Lisle, Phase 11, is as follows:

Outdoor Conditions:     ASHRAE I% (summer/winter)
Indoor Conditions:      Summer: 740F DB - 50% RH
                        Winter: 720F DB

Fresh Air Standard:     Rates specified in ASHRAE 62-89

Lighting Load:          per approved Construction Drawings
Equipment Load:         per approved Construction Drawings
Occupancy Load:         150 SF/person

(b) Electrical current per approved Construction Drawings;

(c) Water in the Common Areas for lavatory and drinking purposes;

(d) Automatic elevator service;

(e) Cleaning and janitorial service (unless Tenant elects to provide its own janitorial service) in the Leased Premises and Common Areas on Monday through Friday of each week except legal holidays consistent with other first-class buildings in the surrounding area (the cleaning specifications currently in place for the Building are attached hereto as Exhibit F).

(f) Washing of windows at intervals reasonably established by Landlord;

(g) Replacement of all lamps, bulbs, starters and ballasts in Building standard lighting as required from time to time as a result of normal usage;

(h) Cleaning and maintenance of the Common Areas, including the removal of rubbish and snow;

(i)  Repair and maintenance to the extent specified elsewhere in this Lease; and

(j) Access to the Leased Premises twenty-four (24) hours a day, seven (7) days a week, fifty-two (52) weeks a year. -

Tenant may install its own, separate key-card security system within and serving exclusively the Leased Premises.

In the event of utility deregulation, Landlord shall choose the utility service provider. All utilities and services provided by Landlord shall be charged by Landlord to Tenant at rates that would have been payable if such utilities and services had been directly billed by the utilities or service providers (i.e. at market rates), Notwithstanding the foregoing, Tenant may obtain its own janitorial services. Any savings to Landlord from such services being provided by Tenant shall be credited to Tenant's obligation to pay Additional Rent.

Section 6.02. Additional Services.
- ----------------------------------

If Tenant requests any other utilities or building services in addition to those identified above or any of the above utilities or building services in frequency, scope, quality or quantity substantially greater than those which Landlord determines are normally required by other tenants in the Building for the Permitted Use, then Landlord shall use reasonable efforts to attempt to furnish Tenant with such additional utilities or building services. In the event Landlord is able to and does furnish such additional utilities or building services, the reasonable costs thereof shall be borne by Tenant, who shall reimburse Landlord monthly for the same as additional rent at the same time Monthly Rental Installments and other additional rent is due.

If any lights, density of staff, machines or equipment used by Tenant in the Leased Premises exceed the parameters set forth in Section 6.01 and as a result materially affect the temperature otherwise maintained by the Building's air-conditioning system or generate substantially more heat in the Leased Premises than that which would normally be generated by that typically used by other tenants in the Building or by tenants in comparable office buildings, then Landlord, after providing Tenant with not less than thirty (30) days' prior written notice and opportunity to alleviate such condition, shall have the right to install any machinery or equipment which Landlord considers reasonably necessary in order to restore the temperature balance between the Leased Premises and the rest of the Building, including equipment which modifies the Building's air-conditioning system. All reasonable costs expended by Landlord to install any such machinery and equipment and any additional costs of operation and maintenance occasioned thereby shall be borne by Tenant, who shall reimburse Landlord for the same as provided in this Section 6.02.

Section 6.03. Interruption of Services.
- ---------------------------------------

Tenant understands, acknowledges and agrees that any one or more of the utilities or other building services identified in Section 6.01 may be interrupted by reason of accident, emergency or other causes beyond Landlord's control, or may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, alterations or improvements can be made, but Landlord shall make commercially reasonable efforts to minimize interruption of Tenant's business when undertaking such repair, alteration or improvement. Landlord shall not be liable in damages or otherwise for any such failure or interruption of any utility service and except as expressly set forth herein, no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder.

Notwithstanding anything in this Lease to the contrary, Landlord shall use commercially reasonable efforts to promptly restore utility service and in the event restoration of service is within Landlord's control and Landlord fails to restore such service within a reasonable time, thereby causing all or any portion of the Leased Premises to be rendered untenantable (meaning that Tenant is unable to use such space in the normal course of its business) by Tenant for the use permitted under this Lease for more than five (5) consecutive days after notice from Tenant to Landlord that such service has been interrupted, Minimum Annual Rent and Annual Rental Adjustment shall abate on a per them basis for each day after such five (5) day period during which the Leased Premises remain untenantable.

In the event a utility or building service is interrupted thereby causing the Leased Premises to be rendered untenantable and such interruption is covered by insurance the premium of which is passed through to and paid by Tenant, Minimum Annual Rent and Annual Rental Adjustment shall abate on a per them basis for each day which the Leased Premises remains untenantable, but only to the extent such interruption of rent is actually recovered by Landlord from such insurance after any applicable deductible. Nothing herein shall be deemed an obligation for Landlord to carry such insurance.

ARTICLE 7 - REPAIRS, MAINTENANCE AND ALTERATIONS
- ------------------------------------------------

Section 7.01. Repair and Maintenance of Building.
- -------------------------------------------------

Subject to Section 7.02 and except for any repairs made necessary by the negligence misuse, or default of Tenant, its employees, agents, customers and invitees but only to the extent not covered by Landlord's insurance, Landlord shall make all necessary repairs to the exterior walls, exterior doors, windows, corridors, roof, roof membrane, structure and the Common Areas, and Landlord shall keep the Building in a safe, clean and neat condition and use reasonable efforts to keep all equipment used in common with other tenants in good condition and repair.

Section 7.02. Repair and Maintenance of Leased Premises.
- --------------------------------------------------------

Landlord shall keep and maintain the Leased Premises in good order, condition and repair. Except for ordinary wear and tear and damage which Tenant is not obligated to repair as provided elsewhere in this Lease or damage caused by Landlord's negligence, the cost of all repairs and maintenance to the Leased Premises shall be borne by Tenant subject to Section 3.02, who shall be separately billed and shall reimburse Landlord for the same as additional rent, or as a part of Operating Expenses,

Section 7.03. Alteration.
- -------------------------

Except as set forth below, Tenant shall not permit alterations in or to the Leased Premises unless and until the plans have been approved by Landlord in writing, such approval not to be unreasonably withheld, conditioned or delayed as to nonstructural, cosmetic alterations only. As a condition of such approval, Landlord may require Tenant to remove the alterations, except for initial tenant finish improvements made pursuant to Exhibit B, and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations shall at Landlord's option become a part of the realty and the property of Landlord, and shall not be removed by Tenant, If Landlord fails to require the removal of any alterations at the time it grants its approval, Landlord's right to require such removal shall be waived. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute a consent by Landlord to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record within thirty (30) days after filing. Tenant shall indemnify Landlord from all costs, losses, expenses and attorneys' fees in connection with any construction or alteration and any related lien.

Notwithstanding anything to the contrary contained in this Lease, Landlord's consent shall not be required for any alterations, additions or improvements to the Leased Premises for the benefit of Tenant or any affiliate, assignee, transferee or subtenant which:

     (a)  costs $3.00 per square foot or less,
     (b) do not affect in any way the HVAC systems, electrical or plumbing systems, structural integrity, the life safety systems or the exterior of the Building,
     (c)  are not visible from outside the Leased Premises, and
     (d)  do not require a building permit,

Tenant shall nevertheless give Landlord thirty (30) days' written notice of its intention to make any such alteration, addition or improvement.

ARTICLE 8 - CASUALTY
- --------------------

Section 8.01. Casualty.
- -----------------------

In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees to promptly restore and repair the Leased Premises; provided, however, Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord, if any. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred eighty ( 180) days from the casualty date; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then, in case of a clause (i) casualty, either Landlord or Tenant may, or, in the case of a clause (ii) casualty, then Landlord may, upon thirty (30) days' written notice to the other party after the date of casualty, terminate this Lease with respect to matters thereafter accruing.

Notwithstanding any of the foregoing, in the event Landlord elects to so restore the Leased Premises, then Landlord shall provide to Tenant an estimate of the time necessary to complete such restoration within thirty (30) days of the casualty. In the event such estimate exceeds one hundred eighty ( 180) days from the date of such casualty, then Tenant shall be entitled to terminate this Lease upon written notice to Landlord within thirty (30) days of its receipt of such Landlord's notice. Further, notwithstanding the foregoing, in the event the Leased Premises are not restored within nine (9) months following such casualty, then Tenant shall be entitled to terminate this Lease upon written notice to Landlord within three (3) days of the expiration of such nine (9) month period. In addition, in the event any such casualty occurs during the last eighteen (
18) months of the Term and the Leased Premises cannot be restored within ninety
(90) days, then Tenant shall be entitled to terminate this Lease.

Section 8.02. All Risk Insurance Coverage.
- ------------------------------------------

During the Lease Term, Landlord shall maintain all risk insurance coverage on the full replacement value of the Building, but shall not protect Tenant's property on the Leased Premises; and, notwithstanding the provisions of Section
9.01 and Section 9,03, neither party shall be liable for any damage to the other's property, regardless of cause, including the negligence of either party and its employees, agents and invitees. Tenant hereby expressly waives any right of recovery against Landlord for damage to any property of Tenant located in or about the Leased Premises, however caused, including the negligence of Landlord and its employees, agents and invitees which is insured against under Tenant's insurance policies listed in Section 9.0. Notwithstanding the provisions of
Section 9.01 below, Landlord hereby expressly waives any rights of recovery against Tenant for damage to the Leased Premises or the Building which is insured against under Landlord's all risk insurance coverage. All insurance policies maintained by Landlord or Tenant as provided in this Lease shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease. Landlord shall name Tenant as an additional insured on its all risk business policy for the Building and shall provide Tenant with a certificate of insurance therefor.

ARTICLE 9 - LIABILITY INSURANCE
- -------------------------------

Section 9.01. Tenant's Responsibility.
- --------------------------------------

Tenant shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Landlord and hold it harmless (subject to the mutual waiver of subrogation set forth above) from any and all liability for any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in the Leased Premises, regardless of cause, except for any loss or damage covered by Landlord's all risk insurance as provided in Section
8.02 and except to the extent caused directly by the negligence or willful misconduct of Landlord or its employees, agents, contractors, or invitees; and Tenant hereby releases Landlord from any and all liability for the same. Tenant's obligation to indemnify Landlord hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith. This provision shall survive the expiration or earlier termination of this Lease.

Section 9.02. Tenant's Insurance.
- ---------------------------------

Tenant shall carry general public liability and property damage insurance, issued by one or more insurance companies reasonably acceptable to Landlord, with the following minimum coverages:

     (a)  Worker's Compensation: minimum statutory amount,

     (b) Commercial General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $3,000,000 Combined Single Limit for both bodily injury and property damage.

     (c) All Risk Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Tenant's property.

     (d) Tenant will either obtain insurance or self insure for business interruption. Tenant acknowledges that Landlord is released from any liability arising during the term of the Lease which would have been covered by business interruption insurance if Tenant had carried such insurance. To the extent Landlord has insurance that covers rent interruption, the premiums of which are passed through to Tenant as Operating Expenses, Tenant may enjoy the benefit of such insurance in the event its business is interrupted and such interruption is covered under Landlord's policy. If a claim is made under such policy at Tenant's request, the deductible shall be included in Operating Expenses only for those tenants of the Building who benefit from the award paid on such claim, with each such benefited tenant paying its proportionate share of such deductible based on the percentage of the award received. Nothing herein shall be deemed a covenant by Landlord to carry such rent interruption insurance.

The insurance policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds, and shall provide that they may not be canceled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverages on or before the Commencement Date. If Tenant fails to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord may obtain such insurance and collect the cost thereof from Tenant. Landlord shall carry an insurance policy equivalent to that outlined in (b) above to cover liability arising out of the Building or Common Areas.

Section 9.03. Landlord's Responsibility.
- ----------------------------------------

Landlord shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Tenant and hold it harmless from, any and all liability for any loss of or damage or injury to person (including death resulting therefrom) or property (other than Tenant's property as provided in
Section 8.02) occurring in, on or about the Common Areas, regardless of cause, except to the extent caused directly by the negligence of Tenant or its employees, agents, customers or invitees; and Landlord hereby releases Tenant from any and all liability for the same. Landlord's obligation to indemnify Tenant hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including reasonable attorneys' fees, incurred in connection therewith. This provision shall survive the expiration or earlier termination of this Lease.

ARTICLE 10- EMINENT DOMAIN
- --------------------------

If all or any substantial part of the Building or Common Areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant within thirty (30) days after possession thereof is so taken. If all or any part of the Leased Premises shall be acquired by the exercise of eminent domain so that the Leased Premises shall become unusable by Tenant for the Permitted Use, Tenant may terminate this Lease by giving written notice to Landlord within thirty (30) days after possession thereof is so taken. All damages awarded shall belong to Landlord; provided, however, that Tenant may claim dislocation damages if such amount is not subtracted from Landlord's award.

Whether or not this Lease is terminated, nothing in this paragraph shall be deemed to affect Tenant's right to make any claims allowed by the laws of the State of Illinois against the condemning authority, provided that Tenant's award is separate from, and not in derogation of, Landlord's award. In the event that the laws of the State of Illinois permit Tenant to make a separate claim for damages against the condemning authority, then, in such event, Tenant shall not have the right to share in any separate award granted to Landlord, whether or not Tenant's claims are granted, Notwithstanding the foregoing, in the event that only one award is granted, Tenant shall be entitled to share such award in an amount expressly given to compensate Tenant for only the following: (a) the unamortized value of Tenant's property; (b) relocation expenses; and (c) the unamortized cost of any leasehold improvements to the Leased Premises paid for by Tenant, based upon a fair and just allocation of the award between Landlord and Tenant, taking into account the parties' respective actual damages. If this Lease is terminated pursuant to this paragraph, all items of Minimum Annual Rent and Additional Rent and other charges for the last month of Tenant's occupancy shall be prorated and Landlord agrees to refund to Tenant any Minimum Annual Rent and Additional Rent or other charges paid in advance.

ARTICLE 11 - ASSIGNMENT AND SUBLEASE
- ------------------------------------

Except as set forth below, Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or denied. In the event of any permitted assignment or subletting, Tenant shall remain primarily liable hereunder. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Without in any way limiting Landlord's right to refuse to consent to any assignment or subletting of this Lease, Landlord reserves the right to refuse to give such consent if in Landlord's opinion the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder. Landlord further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is publicly advertised to be less than the then current rent for similar premises in the Building or if the proposed assignee or subtenant is an existing tenant in the Building, but only if Landlord has space available for rent within the Park. Tenant agrees to reimburse Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises in an amount not to exceed One Thousand Dollars ($ 1,000.00) in any one instance.

Landlord and Tenant acknowledge and agree that Tenant intends to enter into this Lease, in part, to provide occupancy arrangements for companies in which it or its parent entity or any related or affiliated entity has an ownership interest. Landlord further acknowledges and agrees that Tenant's ability to provide such occupancy rights to such parties is essential to Tenant entering into this Lease and Landlord's agreement to the provisions of this paragraph is an inducement to Tenant to enter into this Lease. Accordingly, notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant acknowledge and agree that in no event shall Landlord have any right to consent or approve Tenant's right to assign, sublet or provide occupancy arrangements to any "Divine Company" (as hereinafter defined). In no event shall Landlord be entitled to share in any profit or revenue derived by Tenant from providing such occupancy arrangements to any Divine Company nor shall Landlord have any right to recapture any portion of the Leased Premises nor terminate this Lease in connection with Tenant's arrangements with such Divine Companies. In connection with any such assignment, subletting or other occupancy arrangements to the Divine Companies, Tenant acknowledges and agrees that in no event shall Tenant be released from any of its obligations under this Lease in connection therewith and Tenant shall remain liable under this Lease notwithstanding any such provisions of occupancy arrangements to any Divine Company. As used herein, a "Divine Company" shall be deemed any of the following entities: (a) any entity which is in control of, under common control or controlled by Tenant or Tenant's parent entity, (b) any entity in which Tenant and/or Tenant's parent entity has an ownership interest or voting interest of not less than five percent (5%), such interest to be calculated as of the day that Tenant or Tenant's parent entity obtains its initial interest in such entity, (c) any entity resulting from a merger or consolidation with Tenant, or which acquires all or substantially all of Tenant's assets, and/or (d) any entity which has a strategic alliance, consulting relationship or occupancy management agreement with Tenant and/or Tenant's parent entity such that such entity obtains from or provides to Tenant and/or Tenant's parent entity certain services offered by Tenant or Tenant's parent entity or any other Divine Company as set forth in clauses (a) and/or (b) above. Tenant shall provide written notice to Landlord within thirty (30) days' of any assignment or sublease to a Divine Company.

ARTICLE 12 - TRANSFERS BY LANDLORD
- ----------------------------------

Section 12.01. Sale of the Building.
- ------------------------------------

Landlord shall have the right to sell the Building at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale shall operate to release Landlord from liability accruing hereunder after the date of such conveyance.

Section 12.02. Subordination and Estoppel Certificate.
- ------------------------------------------------------

Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage. Within ten (10) days promptly following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any instrument which Landlord deems reasonably necessary or desirable (and which is reasonably satisfactory to Tenant) to confirm the subordination of this Lease and an estoppel certificate in such form as Landlord may reasonably request certifying (i) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (iv) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building. Notwithstanding the foregoing, if the mortgagee shall take title to the Leased Premises through foreclosure or deed in lieu of foreclosure, Tenant shall be allowed to continue in possession of the Leased Premises as provided for in this Lease so long as Tenant shall not be in default beyond applicable cure periods. Landlord hereby agrees to use commercially reasonable efforts to obtain a non-disturbance agreement from any future mortgagees of the Building. In addition, within ten (10) days promptly following receipt of a written request from Tenant, Landlord shall execute a reasonable estoppel certificate certifying
(i) that this Lease is in full force and effect and unmodified or stating the nature of any modification; (ii) the date to which rent has been received; (iii) that there are not, to Landlord's knowledge, any uncured defaults or specifying such defaults if any are claimed; and (iv) any other matters or state of facts reasonably required respecting this Lease.

In the event any future mortgage lien encumbers the land, in no event shall Tenant be required to subordinate its rights under this Lease to such future lenders, mortgages or deeds of trust, without the benefit of a Subordination, Non-Disturbance and Attornment Agreement from such lender in substantially the form attached hereto as Exhibit E. Landlord hereby represents and warrants that Landlord is the current fee simple owner of the Building and land, and that there is no mortgage or deed of trust lien currently encumbering the property.

ARTICLE 13 - DEFAULT AND REMEDY
- -------------------------------

Section 13.01. Default.
- -----------------------

The occurrence of any of the following shall be a "Default";

     (a) Tenant fails to pay any Monthly Rental Installment or Additional Rent within five (5) business days after the same is due, or Tenant fails to pay any other amounts due Landlord from Tenant within ten (10) business days after the same is due. Notwithstanding the foregoing sentence, Landlord shall provide Tenant with a written courtesy notice of such default and Tenant shall have an additional five (5) days to cure such default before Landlord exercises its remedies hereunder; provided, however, that Landlord shall not be required to give such courtesy notice more than one (1) time with respect to any particular default, nor more than two (2) times in any consecutive twelve (12) month period with respect to any payment defaults in the aggregate.

     (b) Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty (30) day period and thereafter diligently completes the required action within a reasonable time.

     (c) Tenant and any permitted assignee, transferee or subuser shall vacate or abandon the Leased Premises.

     (d) Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the provisions of Article 11 of this Lease.

     (e) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

Section 13.02. Remedies.
- ------------------------

Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

     (a) Landlord may apply the Security Deposit or re-enter the Leased Premises in accordance with all applicable laws and cure any default of Tenant, and Tenant shall reimburse Landlord as additional rent for any reasonable costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

     (b) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Leased Premises as of the date of such default, and thereafter (i) neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord; and (ii) Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Landlord may have, Upon the termination of this Lease, Landlord may declare the present value (discounted at the Prime Rate) of all rent which would have been due under this Lease for the balance of the Lease Term less the present fair market value (discounted at Prime Rate) of the Leased Premises to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all reasonable loss or damage which Landlord may sustain by reason of Tenant's default ("Default Damages"), which shall include without limitation expenses of preparing the Leased Premises for reletting, demolition, repairs, tenant finish improvements and reasonable brokers' and attorneys' fees, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease.

     (c) Landlord may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord as liquidated damages the difference between the present value (discounted at the Prime Rate) of the rent provided for herein and the present value (discounted at the Prime Rate) of that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Landlord's Default Damages.

     (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

     (e) If Landlord terminates this Lease or Tenant's right to possession, Landlord's duty to mitigate its damages under this Lease shall be as follows:
(1) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other space in the Building, (2) Landlord will not be deemed to have failed to mitigate if Landlord leases any other portions of the Building before reletting all or any portion of the Leased Premises, and (3) Landlord shall not be deemed to have failed to mitigate if it refuses to lease the Leased Premises to a tenant whose creditworthiness is significantly less than that of Tenant and Guarantor, or if Landlord incurs costs and expenses for repairs, maintenance, changes, alterations and improvements to the Leased Premises (whether to prevent damage or to prepare the Leased Premises for reletting), brokerage commissions, advertising costs, attorneys' fees, any economic incentives given to replacement tenants, and costs of collecting rent from replacement tenants. In recognition that the value of the Building depends on the rental rates and terms of leases therein, Landlord's rejection of a prospective replacement tenant based on an offer of rentals below Landlord's published rates for new leases of comparable space at the Building at the time in question, or at Landlord's option, below the rates provided in this Lease, or containing terms less favorable than those contained herein, shall not give rise to a claim by Tenant that Landlord failed to mitigate Landlord's damages. In any action between the parties, Tenant shall bear the burden of proving Landlord's failure to mitigate damages.

Section 13.03. Landlord's Default and Tenant's Remedies.
- --------------------------------------------------------

Landlord shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is such that it cannot reasonably be performed within thirty days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder. Notwithstanding the foregoing, if (i) Landlord is in default hereunder, (ii) Tenant has given Landlord the notice and opportunity to cure as set forth above, and (iii) such default has rendered the Leased Premises or any portion thereof untenantable by Tenant (meaning that Tenant cannot use the space in the normal course of its business), then Tenant may take reasonable measures to cure such default on Landlord's behalf and invoice Landlord for the reasonable expense thereof. Landlord shall pay such invoice within thirty (30) days of receipt.

Section 13.04. Limitation of Landlord's Liability.
- --------------------------------------------------

If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment, but Tenant may garnish the future income, rents and profits Landlord derives from the Building.

Section 13.05. Nonwaiver of Defaults.
- -------------------------------------

Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the term of this Lease shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

Section 13.06. Attorneys' Fees.
- -------------------------------

If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for the attorneys' fees incurred thereby. Such reimbursement shall include all legal expenses incurred prior to trial, at trial and at all levels of appeal and post judgment proceedings.

ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT
- ------------------------------------------------

[Intentionally Omitted.]

ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING ENVIRONMENTAL LAWS AND
             HAZARDOUS SUBSTANCES
- ---------------------------------------------------------------------

Section 15.01. Environmental Definitions.
- -----------------------------------------

     A. "Environmental Laws" - All present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, the rules and regulations of the Federal Environmental Protection Agency or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

     B. "Hazardous Substances" - Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" under Environmental Laws.

Section 15.02. Compliance.
- --------------------------

Except as otherwise set forth herein, Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws relating to Tenant's conduct of its business in the Leased Premises, including any notice from any source issued pursuant to the Environmental Laws or issued by any insurance company which shall impose any duty upon Tenant with respect to Tenant's use, occupancy, maintenance or alteration of the Leased Premises whether such notice shall be served upon Landlord or Tenant.

Section 15.03. Restrictions on Tenant.
- --------------------------------------

Except as otherwise set forth herein, Tenant shall operate its business and maintain the Leased Premises in compliance with all Environmental Laws. Tenant shall not cause or permit its contractors, employees, agents, customers or invitees to use, generate, release, manufacture, refine, produce, process, store or dispose of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

Section 15.04. Notices, Affidavits, Etc.
- ----------------------------------------

Tenant shall immediately notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises of which Tenant has notice, or (ii) the presence or suspected presence of any Hazardous Substances in violation of Environmental Laws on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to
(i) and (ii) above from any source. Tenant shall execute affidavits, representations and the like (all in form and content reasonably satisfactory to Tenant) within five (5) days of Landlord's request therefor concerning Tenant's actual knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

Section 15.05. Landlord's Rights.
- ---------------------------------

Landlord and its agents shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business which entry shall be governed by the provision of Section 5,03.

Section 15.06. Tenant's Indemnification.
- ----------------------------------------

Tenant shall indemnify Landlord and Landlords managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

Section 15.07. Existing Conditions.
- -----------------------------------

Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existed or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease except to the extent Tenant knowingly and wrongfully exacerbates the same.

Section 15.08. Landlord's Representation and Indemnification.
- -------------------------------------------------------------

Landlord represents and warrants that, to the best of Landlord's actual knowledge, without independent investigation, as of the date of execution of this Lease, there are no Hazardous Substances in, on or about the Leased Premises or Building in violation of the Environmental Laws. Landlord shall indemnify and hold Tenant harmless from and against any and all claims, loss, liability, costs, expenses or damage, including attorneys' fees and costs of remediation, incurred by Tenant to the extent caused directly by (i) Landlord's or its agents, contractors or employees, use or disposal of any Hazardous Substances in, on or about the Building or the Leased Premises in violation of Environmental Laws, or (ii) an existing condition as set forth in Section 15.07 above.

ARTICLE 16 - MISCELLANEOUS
- --------------------------

Section 16.01. Benefit of Landlord and Tenant.
- ----------------------------------------------

This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

Section 16.02. Governing Law.
- -----------------------------

This Lease shall be governed in accordance with the laws of the State where the Building is located.

Section 16,03. Guaranty.
- ------------------------

In consideration of Landlord's leasing the Leased Premises to Tenant, Tenant shall provide Landlord with a Guaranty of Lease executed by the Guarantor(s) set forth in Section 1.01.M, if any.

Section 16.04. Force Majeure.
- -----------------------------

Landlord and Tenant (except with respect to the payment of rent or other charges) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

Section 16 05. Examination of Lease.
- ------------------------------------

Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

Section 16.06. Indemnification for Leasing Commissions.
- -------------------------------------------------------

The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers, whose commissions shall be paid by Landlord. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto.

Section 16.07. Notices.
- -----------------------

Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Article 1. When so mailed, the notice shall be deemed to have been given three (3) business days following the date it was mailed. Either party may change its address by giving written notice thereof to the other party.

Section 16.08. Partial Invalidity, Complete Agreement.
- ------------------------------------------------------

If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

Section 16.09. Financial Statements.
- ------------------------------------

[INTENTIONALLY OMITTED].

Section 16.10. Representations and Warranties.
- ----------------------------------------------

The undersigned represent and warrant that (i) such party is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the state under which it was organized; and (ii) the individual executing and delivering this Lease has been properly authorized to do so, and such execution and delivery shall bind such party.

Notwithstanding anything to the contrary contained in this Lease, Landlord hereby represents, covenants, warrants and agrees that (i) Landlord has fee simple title to the Building and has full right, power and authority to enter into and execute and deliver this Lease; (ii) as of the Commencement Date and to Landlord's actual knowledge (without inquiry), the Building and property comply with all applicable laws, ordinances, regulations and requirements of governmental authorities having jurisdiction thereof; and (iii) it has not received any notice of any building, municipal or health department code, regulation, statute or law which would adversely affect Tenant's leasehold improvements in the Leased Premises and/or Tenant's operation of its business in the Leased Premises.

Section 16.11. Right of First Refusal to 6th Floor.
- ---------------------------------------------------

Provided that (i) Tenant is not in Default, (ii) the creditworthiness of Tenant (including the Guarantor) has not substantially diminished since the Commencement Date, and (iii) Tenant originally named herein or a Divine Company pursuant to Article 11 remains in possession of and has been continuously operating in the entire Leased Premises throughout the Lease Term, subject to force majeure events (as set forth in Section 16.04 hereof), Tenant shall have the right of first refusal ("Refusal Option") to lease additional space in the Building located on the 6th floor ("Refusal Space"). The Refusal Space shall be offered to Tenant, at the rental rate and upon such other terms and conditions as are then being offered by Landlord to a specific third party prospective tenant for such space, provided however that any tenant improvement allowance or other concessions shall be adjusted according to market standards to account for the difference in the length of the term, if any. The term for the Refusal Space shall be coterminous with the Lease Term, but will commence on the date the lease to a prospective tenant would have commenced. In the event that the Refusal Space is not leased to the initial third party prospective tenant, then this Refusal Option shall remain in effect in the event of an offer to any other specific third party prospective tenant and the Refusal Space shall again be offered to Tenant in accordance herewith. In the event Tenant does not exercise this Refusal Option and the terms with the prospective Tenant change by more than five percent (5%) of the net present value of such terms, the Refusal Option shall again be given to Tenant.

Upon notification in writing by Landlord that the Refusal Space is available, Tenant shall have ten (10) business days in which to notify Landlord in writing of its election to lease the Refusal Space at such rental rates described above, in which event this Lease shall be amended to incorporate such Refusal Space.

It is understood and agreed that this Refusal Option shall not be construed to prevent any tenant in the Building from extending or renewing its lease.

Section 16.12. Right of Second Refusal - 5th Floor.
- ---------------------------------------------------

Provided that (i) Tenant is not in Default, (ii) the creditworthiness of Tenant (including the Guarantor) has not substantially diminished since the Commencement Date, (iii) Tenant originally named herein or a Divine Company pursuant to Article 11 remains in possession of and has been continuously operating in the entire Leased Premises throughout the Lease Term, subject to force majeure events (as set forth in Section 16.04 hereof), and (iv) Tenant has exercised its expansion option (as set forth in Section 16.15) and is in possession of the entire 6th floor of the Building, Tenant shall have the right of second refusal ("Refusal Option") to lease the 7,050 rentable square feet of space in the Building located on the 5th floor as depicted on the attached Exhibit A-1 ("Refusal Space"). This Refusal Option is subordinate to Lucent Public Safety Systems, Inc ("Lucent") right of first refusal to the Refusal Space. Additionally, if Landlord allows Lucent to buy out of its lease of 17,817 rentable square feet located on the 5th floor of the Building, as also depicted on Exhibit A-1 (the "Lucent Space"), the Lucent Space shall be added to the Refusal Space for purposes of this Refusal Option for the 5th floor of the Building. The Refusal Space shall be offered to Tenant, at the rental rate and upon such other terms and conditions as are then being offered by Landlord to a specific third party prospective tenant for such space, provided however that any tenant improvement allowance or other concessions shall be adjusted according to market standards to account for the difference in the length of the term, if any. The term for the Refusal Space shall be coterminous with the Lease Term, but will commence on the date the lease to a prospective tenant would have commenced. In the event that the Refusal Space is not leased to the initial third party prospective tenant, then this Refusal Option shall remain in effect in the event of an offer to any other specific third party prospective tenant and the Refusal Space shall again be offered to Tenant in accordance herewith. In the event Tenant does not exercise this Refusal Option and the terms with the prospective Tenant change by more than five percent (5%) of the net present value of such terms, the Refusal Option shall again be given to Tenant.

Upon notification in writing by Landlord that the Refusal Space is available, Tenant shall have ten (10) business days in which to notify Landlord in writing of its election to lease the Refusal Space at such rental rates described above, in which event this Lease shall be amended to incorporate such Refusal Space.

It is understood and agreed that this Refusal Option shall not be construed to prevent any tenant in the Building from extending or renewing its lease.

Section 16.13. Option to Extend.
- --------------------------------

     A. Grant and Exercise of Option. Provided that (i) Tenant is not in Default, (ii) the creditworthiness of Tenant (including the Guarantor) has not substantially diminished since the Commencement Date, and (iii) Tenant originally named herein or a Divine Company pursuant to Article 11 remains in possession of and has been continuously operating in the entire Leased Premises, subject to force majeure events (as set forth in Section 16.04 hereof) throughout the original term (the "Original Term"), Tenant shall have one (1) option to extend the Original Term for one (1) additional period of five (5) years (the "Extension Term"). The Extension Term shall be upon the same terms and conditions contained in the Lease for the Original Term except (i) Tenant shall not have any further option to extend and (ii) the Minimum Annual Rent shall be adjusted as set forth herein ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord, no later than twelve (12) months prior to the expiration of the Original Term, written notice of Tenant's desire to extend the Original Term. Tenant's failure to properly exercise such option shall waive it. If Tenant properly exercises its option to extend, Landlord shall notify Tenant of the Rent Adjustment within thirty (30) days of receipt of Tenant's notice exercising its option to extend. Tenant shall be deemed to have accepted the Rent Adjustment if it fails to deliver to Landlord a written objection thereto within fifteen ( 15) business days after receipt thereof. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term, within thirty (30) days after Tenant's acceptance of the Rent Adjustment.

     B. Rent Adjustment. The Minimum Annual Rent for the Extension Term shall be an amount equal to the prevailing market rent for renewal of existing tenants of the Building or in the vicinity for space of comparable size and quality and with similar or equivalent improvements as are found in the Leased Premises and for tenants with similar credit as that of Tenant (including the Guarantor), and if none, then in similar buildings in the Park. The Monthly Rental Installments shall be an amount equal to one- twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

Section 16.14. Option to Terminate.
- -----------------------------------

Tenant shall have the option to terminate this Lease effective at the end of the sixtieth (60th) month of the Lease Term, Such option shall be exercised by (i) Tenant's giving written notice to Landlord of its intention to terminate at least twelve ( 12) months prior to the effective date of such termination ("Tenant's Notice"), and (ii) Tenant's payment to Landlord of an amount equal to eight (8) months of Tenant's then current gross rent plus Two Million One Hundred Forty-three Thousand Two Hundred Seventy-eight Dollars and 77/100 ($2,143,278.77) plus any additional amount necessary to cure any existing Default of Tenant (the "Termination Fee"). The Termination Fee shall increase to add the unamortized amounts of additional costs expended by Landlord (including tenant improvement allowances and brokerage commissions) for any expansion of the Leased Premises by Tenant pursuant to its options hereunder or otherwise. Fifty percent (50%) of the Termination Fee shall accompany Tenant's Notice with the balance paid one (1) month prior to the date of termination. Such payment is made in consideration for Landlord's grant of this option to terminate, to compensate Landlord for rental and other concessions given to Tenant, and for other good and valuable consideration. Such payment shall not in any manner affect Tenant's obligations to pay Minimum Annual Rent and Additional Rent or to perform its obligations under the Lease up to and including the date of termination. Failure to timely and properly exercise this option shall forever waive and extinguish it. If such option is validly exercised, then upon such termination, Tenant shall surrender the Leased Premises to Landlord in accordance with the terms of this Lease and each party shall be released from further liability hereunder; provided, however, that such termination shall not affect any right or obligation arising prior to termination or which survives termination of the Lease.

Section 16.15. Option to Expand.
- --------------------------------

Provided that (i) Tenant notifies Landlord on or before July 1, 2000, and (ii) Tenant is not in Default, Tenant shall have the option to expand the Leased Premises ("Expansion Option"), by a minimum of 10,000 rentable square feet of mutually agreed upon space (the "Expansion Space"), located on the 6" floor and up to a maximum of the entire sixth (6th) floor of the Building, but in no event shall Tenant leave less than 10,000 square feet of space on the sixth (6th) floor, In the event Tenant elects to exercise its Expansion Option, Landlord and Tenant hereby agree that the term for the Expansion Space shall be coterminous with the original Leased Premises, and the Minimum Annual Rent for the Expansion Space shall be equal to the rate which Tenant is paying for the original Leased Premises. The term for the Expansion Space shall commence upon the date the improvements to the Expansion Space are Substantially Completed (as defined in Exhibit B), subject to Tenant Delays. Tenant shall provide Landlord with complete biddable Construction Drawings (as defined in Exhibit B) within six (6) weeks of the date it gives Landlord notice of its desire to exercise this Expansion Option. Landlord hereby agrees to perform and complete the work in the Expansion Space as per Tenant's plans and specifications which shall be mutually agreed upon by both Landlord and Tenant. Landlord hereby agrees to contribute an amount equal to Three Dollars and 30/100 ($3.30) per rentable square foot per year of the term Tenant pays rent on the Expansion Space, prorated for any partial year, ("Landlord's Expansion Allowance") towards the cost of the tenant finish improvements. Any and all costs for tenant finish improvements which exceed Landlord's Expansion Allowance shall be paid by Tenant to Landlord within thirty (30) days of Tenant's receipt of Landlord's invoice therefor. Tenant hereby agrees to use commercially reasonable efforts to notify Landlord and occupy the Expansion Space as soon as possible. If Tenant properly exercises its option to expand, Landlord and Tenant shall execute an amendment to the Lease reflecting the terms and conditions of the Expansion Space within thirty (30) days after Tenant's notice to Landlord that Tenant is exercising its Expansion Option, which terms and conditions may include increases to the Security Deposit to reflect Landlord's additional costs expended as a result of such expansion.

Section 16.16. Storage Space.
- -----------------------------

Landlord and Tenant hereby agree that Landlord shall provide Tenant with Storage Space in the building commonly known as Central Park of Lisle, Phase 1, in a location to be determined by Landlord and containing approximately 5,000 rentable square feet and which is lockable, secured and lighted ("Storage Space") subject to measurement using the standards outlined in Section 1.0(B)) for a period to be coterminous with the original Leased Premises. Tenant accepts the Storage Space "as-is" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto. Tenant hereby agrees to pay to Landlord for the Storage Space an amount equal to the following:

Term     Gross Annual Rent
- ----      Per Square Foot
          ---------------
Year 1         $14.00
Year 2         $14.42
Year 3         $14.85
Year 4         $15.30
Year 5         $15.76
Year 6         $16.23
Year 7         $16.72
Year 8         $17.22
Year 9         $17.74
Year 10        $18.27

Tenant shall not be obligated to pay Additional Rent for its occupancy of the Storage Space. The Storage Space shall be subject to all other terms and conditions of this Lease not specifically addressed herein, In addition, Tenant shall have the right to use the storage areas located on the 7 th and 8 th floors of the Building (as depicted on Exhibit attached hereto) free of charge.

Section 16.17. Parking.
- -----------------------

Tenant shall be entitled to lease forty-eight (48) parking spaces in the Building garage during the Lease Term. In consideration thereof, Tenant shall pay Landlord a monthly rental fee equal to the then current market rate for thirty-two (32) of the parking spaces and shall be entitled to lease the remaining sixteen (16) parking spaces free of charge, Only one vehicle shall be parked in each space at any one time. If Tenant expands into the entire sixth (6 th floor of the Building, Tenant shall be entitled to have an additional twelve
(12) parking spaces in the Building garage during the Lease Term, four (4) of which shall be without additional charge to Tenant.

Section 16.18. Signage.
- -----------------------

Provided that (i) Tenant complies with all zoning and other municipal and county regulations, and (ii) Tenant does not reduce, sublease or vacate any portion of the Leased Premises such that it fails to occupy at least 57,000 rentable square feet in the Building, Tenant may, at its own cost and expense, erect a sign

("Sign") identifying its business on the Building. The location, style and size of the Sign shall be subject to Landlord's prior written approval, not to be unreasonably withheld. Tenant agrees to maintain such Sign in first-class condition and in compliance with all zoning and building codes throughout the Lease Term, Upon expiration or early termination of the Lease Term, Tenant shall remove the Sign and repair all damage to the Building caused thereby, returning the Building to the condition existing prior to the installation of the Sign. Landlord does not warrant the continuing availability of such Sign to Tenant, but provided Tenant complies with all the terms hereof, Landlord shall not require Tenant to remove the Sign prior to the expiration or earlier termination of this Lease. Any language in the Lease notwithstanding, Tenant shall indemnify and hold harmless Landlord from any and all liability for any loss of or damage or injury to any person (including death resulting therefrom) or property connected with or arising from the Sign or the rights granted Tenant herein. The obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

Section 16.19. Central Park of Lisle Phase III.
- -----------------------------------------------

Landlord and Tenant acknowledge and agree that Landlord may develop the Phase III portion of the Central Park of Lisle Project ("Phase 111") following the full execution of this Lease. Landlord and Tenant further acknowledge and agree that Tenant has an interest in negotiating with Landlord for the right to use and occupy all or a portion of the development to be constructed on Phase 111. In connection therewith, Landlord hereby covenants and agrees that at such time as Landlord commences the development of such Phase III and/or commences negotiations with a party to sell or develop Phase III then Landlord shall provide notice of same to Tenant and provide Tenant with an opportunity to negotiate with Landlord to obtain the right to acquire, use or occupy such Phase III on terms and conditions reasonably satisfactory to both Landlord and Tenant, acting reasonably and in good faith.

Section 16.20. Satellite Dish.
- ------------------------------

     a. Provided Tenant is not in default under the Lease beyond applicable notice and cure periods, and provided further that Tenant complies with all zoning and other municipal and county rules and regulations, Tenant shall have the right, at its own cost and expense and subject to the terms hereof, to install, operate and maintain on the roof of the Building, a microwave satellite dish and/or other communications sending/receiving equipment (collectively, the "Dish") for a rental rate of Zero Dollars ($0.00) per month (prorated for any partial month) payable to Landlord as additional rent hereunder on the first day of each month commencing upon installation of the Dish. Tenant shall be solely responsible for obtaining any necessary permits and licenses required to install and operate the Dish. Copies of such permits and licenses shall be provided to Landlord.

     b. The size, location, design and manner of installation of the Dish and all related wiring shall be designated and approved by Landlord, which approval will not be unreasonably withheld, conditioned or delayed. After obtaining written approval of Landlord, Tenant shall have reasonable access to the roof for installation and maintenance of the Dish and shall have the right to install all reasonable wiring related thereto. However, unless otherwise approved by Landlord in writing, in no event shall Tenant be permitted to penetrate the roof membrane in connection with the installation or maintenance of the Dish.

     c. Tenant represents and warrants that the installation and maintenance of the Dish will not cause any damage to the structural portions of the Building. Tenant shall be responsible for repairing any such damages to the structure.

     d. Tenant shall install, operate and maintain the Dish in accordance with all federal, state and local laws and regulations. Prior to installation of the Dish, Tenant shall, on behalf of the installer, provide Landlord with a certificate of insurance reasonably satisfactory to Landlord.

     e. Tenant reserves the right to discontinue its use of the Dish at any time prior to the termination of the Lease or any renewal or extension thereof for any reason whatsoever, provided that Tenant gives thirty (30) days prior written notice thereof to Landlord. Tenant shall be responsible for all costs of removal and for repairing any damage to the Building caused by such removal. Notwithstanding the foregoing, Tenant agrees within five (5) days after written notice from Landlord to (i) remove the Dish in the event any governmental entity or applicable law or regulation requires removal thereof or Tenant fails to comply with the terms stated herein; or (ii) relocate the Dish in the event the Dish interferes with any currently existing dish. Such removal or relocation shall be in accordance with all of the terms and conditions set forth herein. If Tenant elects not to remove the Dish from the Building, upon expiration or earlier termination of this Lease, or after expiration of the five (5) day notice period provided herein, the Dish shall be deemed abandoned by Tenant and shall become the property of Landlord.

     f. Any language in the Lease notwithstanding, Landlord shall not be liable and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all liability, damages (including but not limited to personal injury, death, or property damages), costs, expenses, and attorneys' fees incurred by Landlord arising from any Dish related cause whatsoever (except to the extent arising directly from Landlord's negligence as set forth in and limited by
Section 9.01 hereof), including those arising from the installation, use, maintenance and removal thereof.

     g. Tenant's right to install, maintain and use such Dish shall be subordinate and inferior to the rights of any and all existing tenants in the Building that have previously been granted the right to install and maintain dishes on the roof of the Building.

     h. In the event Tenant exercises its option to extend the term of the Lease as provided in Section 16.12, Landlord and Tenant hereby acknowledge and agree that the rental rate for the Dish shall be adjusted in accordance with the terms of the option to extend.

     Notwithstanding the grant of this right, Landlord shall maintain control over the roof of the Building, and nothing herein shall be deemed Landlord's consent for Tenant to use the roof for any other purpose than the installation, operation and maintenance of the Dish in conjunction with the operation of its business. Tenant may not sell or sublease its right to or use of the Dish to any other third party, except in conjunction with an assignment or sublease of this Lease.

Section 16.21. Competitors of Tenant.
- -------------------------------------

Provided that (i) Tenant is not in Default hereunder beyond notice and cure period, and (ii) Tenant or a Divine Company remains in possession of a minimum of two (2) full floors of the Building, Landlord hereby agrees that, during the Lease Term, it will not grant exterior, roofline signage rights on the Building or monument signage at the Building to a "Competitor" of Tenant. For purposes hereof, "Competitor" shall mean a company whose primary business at the time it enters into a lease with Landlord is the same as the primary business of the Guarantor as of the date hereof. In addition, Landlord will not enter into a lease for space in the Building with those six (6) companies listed on Exhibit G attached hereto. Tenant shall have the right to update such list one time per calendar year by providing written notice to Landlord, but such list shall never include more than six (6) companies, and any company listed must meet the definition of a Competitor set forth above. Any changes to such list shall not apply to any company with whom Landlord has already entered into letter of intent negotiations for leasing space within the Building, In the event that Tenant leases a minimum of 115,000 rentable square feet in Phase III, the restrictions on Landlord contained in this Section 16.21 shall also apply to Phase III as of the date Tenant leases such space in Phase III. The provisions of this Section 16.21 shall not apply to any entity that is already a tenant within the Park.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:

DUGAN/OFFICE, L.L.C., an
Indiana limited liability company

By:     Duke-Weeks Realty Limited Partnership,
        an Indiana limited partnership,
        its member

        By:     Duke-Weeks Realty Corporation,
                an Indiana corporation,
                its general partner

                By  /s/ Steven B. Holmberg
                    Steven B. Holmberg
                    Senior Vice President
                    Chicago Office

TENANT:

dotspot, inc., a
Delaware corporation

By:      /s/ Rick Powell
   ---------------------------
Printed: Rick Powell
        ----------------------
Title:   President
      ------------------------

STATE OF ILLINOIS    )
                     )SS.
COUNTY OF COOK       )

     Before Me, a Notary Public in and for said County and State, personally appeared Rick Powell, by me known to be the President of dotspot, inc., a Delaware corporation, who acknowledged the execution of the foregoing "Office Lease" on behalf of said corporation.

     WITNESS my hand and Notarial Seal this 17th day of April, 2000.

        OFFICIAL SEAL                          /s/ CHRISTINE R. BERARDI
        CHRISTINE R. BERARDI                   -------------------------
        NOTARY PUBLIC, STATE OF ILLINOIS       Notary Public
        MY COMMISSION EXPIRES 1-22-2001
                                               CHRISTINE R. BERARDI
                                               -------------------------
                                               (Printed Signature)



My Commission Expires: 1/22/01

My County of Residence: Will

                                  EXHIBIT "A"

                                LEASED PREMISES
                                   FLOOR PLAN

                                 "EXHIBIT A-1"

                            5 th FLOOR REFUSAL SPACE
                                   FLOOR PLAN

                                   EXHIBIT B

                      Improvements to the Leased Premises

     The Construction Drawings. Tenant desires Landlord to perform certain leasehold improvement work (the "Work") in the Leased Premises pursuant to construction drawings (the "Construction Drawings") for the Work which Tenant has provided to Landlord, and which Landlord has approved. The Construction Drawings are attached hereto as Exhibit B-1. Such approval by Landlord does not constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenants intended use of the Leased Premises nor (except as expressly provided below) shall Landlord's approval of the Construction Drawings create any liability or responsibility on the part of Landlord for compliance of the Construction Drawings and/or the Work with applicable statutes, ordinances, regulations, laws, codes and industry standards, including without limitation, any and all statutes, ordinances, regulations, laws, codes and industry standards relating to handicap discrimination (including, without limitation, the Americans with Disabilities Act).

     The General Contractor. Landlord shall, through its affiliate, Duke Construction Limited Partnership, as general contractor (the "General Contractor"), cause the Work to be promptly completed in a good and workmanlike manner. The General Contractor shall receive reasonable and competitive compensation for its services, including overhead, general conditions and a fee on the costs of the Work equal to seven percent (7%) of the total project cost. The General Contractor shall not be entitled to receive such fee or any of Tenant's moving expenses or any architectural allowance. The General Contractor shall secure all fees, permits, licenses and inspections necessary for the performance of the Work and shall comply with all laws, ordinances, rules, regulations, directives and orders in completing the construction of the Work.

     The General Contractor shall solicit competitive bids from at least two (2) qualified and reputable subcontractors (not affiliated with Landlord or General Contractor) for any subcontracted portion of the Work. Tenant shall be deemed to have approved the General Contractor's selection of any subcontractor if it has not given written objection to a proposed subcontractor to the General Contractor within twenty-four (24) hours of receiving notification of the General Contractor's selection.

     Building Standards. Unless otherwise specified in the Construction Drawings, the Work shall be completed using building standard materials and quantities ("Building Standards"). Tenant shall not be entitled to any credit or payment from Landlord or the General Contractor for any Building Standards or any non-standard work not utilized by Tenant.

     Work Allowance. Landlord shall pay all of the costs of the Work (including the Construction Drawings, architectural and permit fees, overhead, general conditions and the General Contractor's fee) up to the sum of Two Million Five Hundred Twelve Thousand Four Hundred Eighty-eight Dollars ($2,512,488.00) (the "Work Allowance"). Landlord hereby agrees that Tenant may use a portion of the Work Allowance in an amount not to exceed Seven Hundred Sixty-one Thousand Three Hundred Sixty Dollars ($761,360.00) towards Tenant's soft costs and an amount not to exceed One Hundred Fifty-two Thousand Two Hundred Seventy-two Dollars ($152,272.00) towards Tenant's moving allowance. In addition, Landlord hereby agrees to provide Tenant with an additional architectural allowance in the amount of Seven Thousand Six Hundred Thirteen Dollars and 60/100 ($7,613.60). The entire Work Allowance must be used to construct the Work during the first twelve (12) months of the Lease Term. Any portion of the Work Allowance not used during such twelve-month period shall be forfeited. Landlord makes no representation or warranty that the Work Allowance is sufficient to cover the cost of the Work.

     Work in Excess of the Work Allowance. The cost of any portion of the Work which exceeds the Work Allowance ("Above-Allowance Work") shall be borne by Tenant. The General Contractor shall submit to Tenant monthly invoices for progress payments on the Above-Allowance Work, Such invoices shall indicate (i) the amount of Above-Allowance Work completed during the prior month, and (ii) the amount due and payable from Tenant for such Above-Allowance Work. Tenant shall remit payment to Landlord for the full amount indicated on such invoices within thirty (30) business days of its receipt of the same.

     Change Orders. Neither the Landlord nor the General Contractor shall be obligated to make any alterations in the Work, and no such alterations shall be made or effective, unless such change is requested in a written "Change Order" signed by Tenant and accepted by both Landlord and the General Contractor. Tenant shall have the obligation to provide to the General Contractor any additional information, plans, specifications, drawings, etc., which are necessary in order to complete any work pursuant to a Change Order. A Change Order shall not increase the amount of the Work Allowance, and any work done pursuant to a Change Order not covered under the Work Allowance shall be deemed Above- Allowance Work. The General Contractor shall, after Tenant's delivery to Landlord of such a change order, provide Tenant with an estimate of the anticipated adjustment to the cost of the Work (including any additional fees, general conditions and overhead) and any anticipated delay in Substantial Completion caused by any proposed Change Order, which estimate shall not be binding upon Landlord or the General Contractor until finally accepted by Landlord, the General Contractor and Tenant in writing.

     Tenant Delays. "Tenant Delays" shall be any delay in the completion of the Work attributable to Tenant, including, but not limited to:

     (i) Tenant's failure to meet any of the dates specified in this Exhibit B or the Lease, including failure by Tenant to grant its approval in the time period specified or to timely make any payments due hereunder;

     (ii) Change Orders (if same result in delay);

     (iii) Tenant's requirements for special work or materials, finishes or installations other than the Building Standards;

     (iv) the performance of any other work in the Leased Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work; and

     (v)  any other act or omission of Tenant.

The Commencement Date of the Lease and Tenant's obligation to commence paying rent (including Additional Rent) for the Leased Premises shall not be delayed or postponed on account of any Tenant Delays.

     Substantial Completion. The General Contractor and Landlord shall make commercially reasonable efforts to cause the Work to be "substantially completed" on or before the date described in Section 1.01G of the Basic Lease Provisions in the Lease, subject to factors outside the General Contractor's and/or Landlord's control, including (without limitation) force majeure events (as defined in the Lease) and Tenant Delays. The Work shall be considered "substantially completed" for all purposes under this Exhibit B and the Lease on the earlier of the date (i) Tenant's architect, Ross, Barney & Jankowsky, Inc. ("Architect"), issues a written certificate to Landlord and Tenant certifying that the Work has been completed (except for minor finish-out and "punchlist" items) in substantial compliance with the Construction Drawings, or (ii) when Tenant first takes occupancy of the Leased Premises for business purposes. If Tenant, in good faith, disputes Architect's determination of substantial completion, Landlord and Tenant shall mutually select an independent, third party architect who shall make the determination of substantial completion according to the standards outlined above.

                                   EXHIBIT C
                                   ---------

                             RULES AND REGULATIONS

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. Landlord may control the Common Areas,

     2. Except as otherwise permitted in the Lease, no awnings or other projections shall be attached to the outside walls of the Building, No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises other than Landlord standard drapes without Landlord's prior written approval. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without written consent of Landlord.

     3. Except as otherwise permitted in the Lease, no sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by any tenant on, about or from any part of the Leased Premises or the Building without the prior written consent of Landlord, In the event of the violation of the foregoing by any tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stopping to tenant. Standard interior signs on doors and lobby directory shall be inscribed, painted or affixed for each tenant by the Landlord, and shall be of a size, color and style acceptable to Landlord. The lobby directory will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.

     4. The sashes, sash doors, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by tenant.

     5. The sinks and toilets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

     6. Subject to Section 7.03, no tenant shall mark, paint, drill into, or in any way deface any part of the Leased Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct. Landlord shall direct electricians as to where and how telephone or telegraph wires are to be introduced, No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Leased Premises shall be subject to the approval of Landlord.

     7. No bicycles, vehicles, birds or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the Leased Premises, and no cooking shall be done or permitted by any tenant on the Leased Premises, except microwave cooking, and the preparation of coffee, tea, hot chocolate and similar items for tenants and their employees which shall be permitted provided power shall not exceed that amount which can be provided by a 30 amp circuit. No tenant shall cause or permit any unusual or objectionable odors to be produced or permeate the Leased Premises.

     8. The Leased Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Leased Premises. No tenant shall occupy or permit any portion of the Leased Premises to be occupied as an office for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or an employment bureau without the express written consent of Landlord. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

     9. No tenant shall make, or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No tenant shall throw anything out of doors, windows or down the passageways.

                                  Exhibit "C"

     10. No tenant, subtenant or assignee nor any of its servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Leased Premises any inflammable, combustible or explosive fluid, chemical or substance or firearm.

     11. Subject to Tenant's security system referenced in Section 6.0 1, no additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must upon the termination of his tenancy, restore to the Landlord all keys of doors, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant and in the event of the loss of keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

     12. No Tenant shall overload the floors of the Leased Premises. All damage to the floor, structure or foundation of the Building due to improper positioning or storage items or materials shall be repaired by Landlord at the sole cost and expense of Tenant, who shall reimburse Landlord immediately therefor upon demand, All removals or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord shall reasonably determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be done upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute the weight.

     13. Except as otherwise permitted in the Lease, no tenant shall purchase janitorial or maintenance or other like services, from any person or persons not approved by Landlord.

     14. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion tends to impair the reputation of the Building or its desirability as an office location, and upon written notice from Landlord any tenant shall refrain from or discontinue such advertising.

     15. Landlord reserves the right to require all persons entering the Building between the hours of 6 p.m. and 8 a.m. and at all hours on Sunday and legal holidays to register with Landlord's security personnel. Each tenant shall be responsible for all persons entering the Building at tenant's invitation, express or implied, Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right without any abatement of rent to require ail persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of the tenants and the protection of the Building and the property in the Building.

     16. Any persons employed by any tenant to do janitorial work or other work in the Leased Premises shall, while in the Building and outside of the Leased Premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or servant of said superintendent or of the Landlord), and tenant shall be responsible for all acts of such persons.

     17. The requirements of tenant will be attended to only upon application to the Office of the Building.

     18. Canvassing, soliciting and peddling in the Building are prohibited, and each tenant shall report and otherwise cooperate to prevent the same.

     19. All office equipment of any electrical or mechanical nature shall be placed by tenant in the Leased Premises in settings which will, to the maximum extent possible, absorb or prevent any vibration, noise and annoyance.

     20. No air-conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

                                  Exhibit "C"

     21. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

     22. The scheduling of tenant move-ins shall be subject to the reasonable discretion of Landlord.

     23. The Building is a smoke-free Building. Smoking is strictly prohibited within the Building. Smoking shall only be allowed in areas designated as a smoking area by Landlord. Tenant and its employees, representatives, contractors or invitees shall not smoke within the Building or throw cigar or cigarette butts or other substances or litter of any kind in or about the Building, except in receptacles placed in it for that purpose. Landlord may, at its sole discretion, impose a charge against monthly rent of $50.00 per violation by tenant or any of its employees, representatives, contractors or invitees, of this smoking policy.

     24. Tenants will see that all doors are securely locked, and water faucets, electric lights and electric machinery are turned off before leaving the Building.

     25. Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space without the express written permission of Landlord.

     26. Tenant shall be responsible for and cause the proper disposal of medical waste, including hypodermic needles, created by its employees.

It is Landlord's desire to maintain in the Building the, highest standard of dignity and good taste consistent with comfort and convenience for tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. The Landlord reserves the right to make such other and further rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Building, and for the preservation of good order therein.


                                  Exhibit "C"

                                   EXHIBIT D
                                   ---------

                   Unconditional Irrevocable Letter of Credit
                   ------------------------------------------

_____________________________, 2000

UNCONDITIONAL IRREVOCABLE LETTER OF
CREDIT NUMBER _____________________

DUKE-WEEKS REALTY LIMITED PARTNERSHIP
8888 KEYSTONE CROSSING, SUITE 1200
INDIANAPOLIS, INDIANA 46240
ATTENTION: CONTROLLER

DEAR SIR OR MADAM:

WE HEREBY OPEN OUR UNCONDITIONAL IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR FOR THE ACCOUNT OF _________ FOR A SUM OF ($_____) AVAILABLE BY YOUR DRAFT(S) ON US AT SIGHT.

THIS LETTER OF CREDIT WILL EXPIRE AT OUR COUNTERS ON _______________, _____.

ALL DRAFTS DRAWN UNDER THIS LETTER OF CREDIT SHALL STATE THAT THEY ARE "DRAWN UNDER [BANK NAME) LETTER OF CREDIT NUMBER ________________ DATED
_______________, _____.

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED ON DUE PRESENTATION TO THE DRAWEE.

VERY TRULY YOURS,

[ BANK NAME ]
- -------------

BY:
   ---------------------------------
PRINTED:
        ----------------------------
TITLE:
      ------------------------------

                                   EXHIBIT E
                                   ---------

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

     THIS AGREEMENT made as of this ________ day of __, 2000, by and between ____________ ____________, a(n) ____________ hereinafter referred to as
"Tenant", and ____________, a(n) ____________ hereinafter referred to as "Mortgagee".

                                   WITNESSETH
                                   ----------

     (A) Tenant has entered into a certain lease dated _____________ 199_ ("Lease"), with __________ ,a(n) __________, hereinafter called "Landlord", for a term of years, covering certain premises located on a portion of that certain real property legally described in Exhibit A attached hereto and commonly known as __________; and

     (B) Mortgagee has made a loan to Landlord secured by a mortgage dated __________ 199__ and recorded __________, 199__ with the County Recorder in Book. _____ Page _____ ______ (the "Mortgage") on certain real property owned by Landlord and described in Exhibit A attached hereto.

     NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1. The aforementioned Lease and the rights of the Tenant thereunder are hereby subordinated and inferior to the Mortgage, and the lien thereof, securing the above mortgage loan to be made by Mortgagee, and to any renewal, modification, substitution or extension thereof.

     2. In the event of any foreclosure of the Mortgage, or the giving of a deed in lieu of foreclosure, the Tenant agrees to attorn to and accept the purchaser at the foreclosure sale, or the grantee, as the case may be, as Landlord for the balance then remaining of the term of the aforementioned Lease subject to all of the terms and conditions of the Lease; provided, however, that any rights the Tenant may have against the original Landlord shall not be enforceable personally against the Mortgagee or any purchaser at a foreclosure sale.

     3. Tenant agrees to give prompt written notice to Mortgagee of any default of the Landlord in the obligations of the Landlord under the Lease, if such default is of such a nature as to give the Tenant a right to terminate the Lease, reduce rent or to credit or offset any amounts against future rents and Tenant agrees to give Mortgagee the right, but not the obligation, to cure any such default prior to Tenant's taking any such action. The address for such notice is as follows:

                            ------------------------

                            ------------------------

                            ------------------------

                            ------------------------

It is further agreed that any such notice will be given to any successor in interest of the Mortgagee in the Mortgage provided that prior to any such default of the Landlord such successor in interest shall have given written notice by certified mail return receipt requested to the Tenant of its acquisition of the Mortgagee's interest therein, and designated the address to which such a notice is to be directed.

     4. In the event that Mortgagee shall succeed to the interest of Landlord under such Lease, Mortgagee, its successors and assigns, or any purchaser at a foreclosure sale, shall not be:

     (a) personally liable for any act or omission of any prior landlord (including Landlord); or

     (b)  liable for the return of any security deposit; or

     (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

     (d) bound by any amendment or modification of the Lease made without its consent.

     In consideration of the foregoing agreements of the Tenant, the undersigned Mortgagee agrees that so long as Tenant is not in default under the terms of the Lease, Mortgagee, any successor or assignee of Mortgagee, and any purchaser from Mortgagee will not disturb the possession of the Tenant or any other rights of Tenant under the Lease upon any foreclosure of said Mortgage, any acquisition pursuant to a deed in lieu of foreclosure or any other acquisition of said property by Mortgagee or otherwise pursuant to its Mortgage, and that it will accept the attornment of the Tenant thereafter,

     5. The lien, security interest and encumbrance represented and evidenced by the Mortgage shall in no way affect or extend to Tenant's personal property at the premises.

     6. Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a Non-Disturbance Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused the execution hereof as of the day and date first above written.

TENANT:                                         MORTGAGEE:

- ------------------------------                  ------------------------------
a(n)                                            a(n)
    --------------------------                      --------------------------
By:                                             By:
    --------------------------                      --------------------------
Printed:                                        Printed:
        ----------------------                          ----------------------
Title:                                          Title:
      ------------------------                        ------------------------
Attest:                                         Attest:
       -----------------------                         -----------------------

By:                                             By:
    --------------------------                      --------------------------
Printed:                                        Printed:
        ----------------------                          ----------------------
Title:                                          Title:
      ------------------------                        ------------------------

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF _______ ]
                 )SS:
COUNTY OF ______ )

     Before me, a Notary Public in and for said County and State, personally appeared _____________, by me known and by me known to be the _____________ of _____________, a(n) _____________, who acknowledged the execution of the foregoing "Subordination, Non-Disturbance and Attornment Agreement" on behalf of said _____________.

     Witness my hand and Notarial Seal this ____ day of _____________ 2000.

______________________________
Notary Public

______________________________
(Printed Signature)

My Commission Expires:
                       ______________________________

My County of Residence:
                       ______________________________

STATE OF _______ ]
                 )SS:
COUNTY OF ______ )

     Before me, a Notary Public in and for said County and State, personally appeared _____________, by me known and by me known to be the _____________ of _____________, a(n) _____________, who acknowledged the execution of the foregoing "Subordination, Non-Disturbance and Attornment Agreement" on behalf of said _____________.

     Witness my hand and Notarial Seal this ____ day of _____________ 2000.

______________________________
Notary Public

______________________________
(Printed Signature)

My Commission Expires:
                       ______________________________

My County of Residence:
                       ______________________________

My County of Residence:
                       ______________________________

This instrument prepared by (and return after recording to): _____________, Attorney a Law, Duke-Week Realty Corporation, 8888 Keystone Crossing, Suite 1200, Indianapolis, Indiana 46240.

                               Lease Exhibit "F"
                                 Chicago Office
                   Minimum Building Cleaning Specifications*

Restrooms

A. Daily

     -    Empty waste paper and sanitary napkin receptacles.
     -    Restock or refill towel, tissue and soap dispensers.
     - Clean and sanitize all commodes, urinals, and wash basins inside and out, top and bottom.
     -    Clean and polish mirrors and other brightwork.
     - Clean and polish all chrome fixtures including faucets, flushers and wash basin traps and piping.
     -    Clean and sanitize sink counters.
     - Dust mop and damp mop hard surface floors using a quality germicidal detergent.

B. Weekly
     -    Dust entry door, ventilating louvers and tops of doors.
     -    Dust door frames, hinges and partition fasteners.
     -    Clean baseboard grouting to eliminate any mop water residue.
     -    Clean entry door kickplates.
     -    Flood mop restroom floors using a quality germicidal detergent.
     -    Spray buff VCT floor covering.
     -    Wet mop all janitor closets.

C. Monthly

     -    Damp dust door frames, hinges and partition fasteners.
     -    Wash all hard surface walls.
     -    Machine scrub all hard surface flooring.
     -    Machine scrub and refinish all VCT floor covering.

Tenant Office Areas
(For Building Standard Finishes)

A. Daily

     - Vacuum sweep all rugs and carpeting, under moveable furniture and open areas.
     -    Dust and damp mop all hard surface flooring.
     -    Spot clean all doors, door frames and walls.
     - Remove waste paper and normal office refuse through facilities provided by building.
     -    Dust all desk tops, lamps and other office furniture.
     -    Spot clean interior glass.

B. Weekly

     -    Dust and wipe clean all air handling converters and window sills.
     -    Spot clean all file cabinets and desks.
     - Low dusting; all desks, chairs and other office furniture, as well as dust and wipe clean all baseboards,
     -    Dust all chairs, vacuum all cloth office furniture.
     - Vacuum hard to get to areas, under desks, between desks and walls, behind file cabinets, etc.
     -    Vacuum all carpet at the base of the wall.
     -    Clean all coat racks and closets.
     -    Dust all door frames and hinges.

C. Monthly

     -    Damp wipe all door frames and hinges.
     -    Machine scrub and refinish hard surface flooring.
     -    Dust and clean all overhead vents and air diffusers.

D. Bimonthly

     -    Thoroughly clean all trash receptacles

E. Quarterly

     - Dust all vertical surfaces and walls, partitions and other surfaces not previously mentioned.
     - High dustings; all wall hangings, clocks, decorations, partition tops, chalkboard tops, file cabinets and book shelves.

F. Annually

     -    Strip and refinish all hard surface flooring.
     -    Clean all standard building lighting fixtures.

Common Areas

A. Daily

     -    Vacuum sweep all rugs and carpeting.
     -    Check stairwells for debris and dust mop if necessary.
     -    Dust mop and damp mop any hard surface flooring.
     -    Spot clean stairwell doors.
     -    Spot clean all walls.
     -    Wipe clean all elevator call panels.

B. Weekly

     -    Vacuum all carpet at the base of the wall.
     -    Spot clean stairwell walls and door kickplates.

C. Monthly

     -    Damp dust stairwell railings, doorframes and lighting fixtures.
     -    Damp mop landings and steps of stairwells.

Main Lobby

A. Daily

     -    Vacuum elevator cabs.
     - Clean and polish elevator cabs and the inside and outside of elevator doors.
     -    Clean ashtrays inside and out.
     -    Clean and polish entry glass, door frames and handles inside and out.
     -    Damp mop hard surface flooring.
     -    Dust security post and directory if applicable.

B. Weekly

     -    Clean walls where required.
     -    Damp mop and spray buff all hard surfaced flooring.

C. Monthly Recoat all hard surfaced flooring.

D. Semi-Annually

     - Strip and refinish all hard surfaced flooring.

* Subject to change without prior notice.

                                   EXHIBIT G

Internet Capital Group
CMGI
Safeguard Scientific/TechSpace
Softbank/Hotbank
Idealab
eCompanies

UNCONDITIONAL GUARANTY OF LEASE

     This Unconditional Guaranty of Lease is entered into as of the 17th day of April 2000, by the undersigned, divine interVentures, inc., a Delaware corporation ("Guarantor").

                                    RECITALS

     WHEREAS, dotspot, inc., a Delaware corporation ("Tenant") desires to enter into a certain Lease with DUGAN/OFFICE, L.L.C., an Indiana limited liability company ("Landlord"), for certain space described therein and more commonly known as Central Park of Lisle, Phase 11, 3333 Warrenville Road, Suites 700 & 800, Lisle, IL 60532 (the "Lease"); and

     WHEREAS, Landlord is willing to enter into the Lease only if it receives a guaranty of obligations thereunder from the undersigned upon the terms and conditions set forth below; and

     WHEREAS, in order to induce Landlord to enter into the Lease, Guarantor is willing and agrees to enter into this Unconditional Guaranty of Lease upon the following terms and conditions; and

     WHEREAS, Guarantor is the parent company of Tenant and will be benefited by the Lease;

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

     1. Guarantor hereby unconditionally guarantees (i) the prompt payment of all rents, additional rents and other sums to be paid by Tenant under the terms of the Lease; and (ii) the performance by Tenant of the covenants, conditions and terms of the Lease (such payment and performance to be referred to collectively as "Obligations"). In the event Tenant defaults in the performance of the Obligations during the term of the Lease, Guarantor hereby promises and agrees to pay to Landlord all rents and any arrearages thereof and any other amounts that may be or become due and to fully satisfy all conditions and covenants of the Lease to be kept and performed by Tenant.

     2. As conditions of liability pursuant to this Guaranty, Guarantor hereby unconditionally waives (a) any notice of default by Tenant in the payment of rent or any other amount or any other term, covenant or condition of the Lease;
(b) any requirement that Landlord exercise or exhaust its rights and remedies against Tenant or against any person, firm or corporation prior to enforcing its rights against Guarantor, and (c) any and all rights of reimbursement, indemnity, subrogation or otherwise which, upon payment under this Guaranty, Guarantor may have against Tenant.

     3. Landlord may, without notice to Guarantor, and Guarantor hereby consents thereto, (a) modify or otherwise change or alter the terms and conditions of the Lease; and (b) waive any of its rights under the Lease or forbear to take steps to enforce the payment of rent or any other term or condition of the Lease against Tenant.

     4. Guarantor hereby agrees, upon the request of Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying, if this be the fact, that this Guaranty of the referenced Lease is unmodified, in full force and effect, and there are no defenses or offsets thereto; certifying that the referenced Lease is unmodified, in full force and effect, and there are no defenses or offsets to such Lease (or if modified, that the Lease is in full force and effect as modified and that this Guaranty extends to and fully covers such Lease, as modified); and certifying the dates to which Minimum Annual Rent, Annual Rental Adjustment, if any, and any other additional rentals have been paid.

     5. In the event Tenant fails during the term of this Lease to pay any rent, additional rent or other payments when due or fails to comply with any other term, covenant or condition of the Lease, Guarantor, upon demand of Landlord, shall make such payments and perform such covenants as if they constituted the direct and primary obligations of Guarantor; and such obligations of Guarantor shall be due with attorneys' fees and all costs of litigation and without relief from valuation or appraisement laws.

     6. The rights and obligations created by this Guaranty shall inure to the benefit of and be binding upon the successors, assigns and legal representatives of Guarantor and Landlord.

     7. Anything herein or in the Lease to the contrary notwithstanding, Guarantor hereby acknowledges and agrees that any security deposit or other credit in favor of the Tenant may be applied to cure any Tenant default or offset any damages incurred by Landlord under the Lease, as Landlord determines in its sole and absolute discretion. Guarantor further acknowledges that its liability under this Guaranty shall not be affected in any manner by such deposit or credit, or Landlord's application thereof, beyond the amount of same actually applied to cure any default.

     IN WITNESS WHEREOF, Guarantor has executed this Unconditional Guaranty of Lease as of the date set forth above.

"GUARANTOR"

divine interVentures, inc.,
a Delaware corporation

By: /s/ Rick Powell
    ------------------------------
Printed: Rick Powell
         -------------------------
Title: E.V President
       ---------------------------
Address: 4225 N. Naperville Rd. Ste. 400
         -------------------------------
         Lisle IL 60532
         -------------------------------

Federal Identification Number:
        36 - 4301991
        --   -------

STATE OF ILLINOIS    )
                     )SS.
COUNTY OF COOK       )

     Before Me, a Notary Public in and for said County and State, personally appeared Rick Powell, by me known to be the EVP of divine interVentures, inc., a Delaware corporation, who acknowledged the execution of the foregoing "Office Lease" on behalf of said corporation.

     WITNESS my hand and Notarial Seal this 17th day of April, 2000.

        OFFICIAL SEAL                          /s/ CHRISTINE R. BERARDI
        CHRISTINE R. BERARDI                   -------------------------
        NOTARY PUBLIC, STATE OF ILLINOIS       Notary Public
        MY COMMISSION EXPIRES 1-22-2001
                                               CHRISTINE R. BERARDI
                                               -------------------------
                                               (Printed Signature)



My Commission Expires: 1/22/01

My County of Residence: Will